UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08572

                               BISHOP STREET FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
                    (Address of principal executive offices)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-262-9565

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2009

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.



(PICTURE)

BISHOP STREET FUNDS

ANNUAL REPORT
DECEMBER 31, 2008

STRATEGIC GROWTH FUND
LARGE CAP CORE EQUITY FUND
HIGH GRADE INCOME FUND
HAWAII MUNICIPAL BOND FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

INVESTMENT ADVISER
BISHOP STREET
CAPITAL MANAGEMENT

(BISHOP STREET FUNDS LOGO)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds' website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

LETTER TO SHAREHOLDERS .........................................................................   2
DEFINITION OF COMPARATIVE INDICES ..............................................................   4
STRATEGIC GROWTH FUND
     Management Discussion .....................................................................   5
     Schedule of Investments ...................................................................   9
LARGE CAP CORE EQUITY FUND
     Management Discussion .....................................................................  12
     Schedule of Investments ...................................................................  16
HIGH GRADE INCOME FUND
     Management Discussion .....................................................................  22
     Schedule of Investments ...................................................................  24
HAWAII MUNICIPAL BOND FUND
     Management Discussion .....................................................................  33
     Schedule of Investments ...................................................................  36
GOVERNMENT MONEY MARKET & TREASURY MONEY MARKET FUNDS
     Management Discussion .....................................................................  45
     Schedule of Investments ...................................................................  47

STATEMENTS OF ASSETS AND LIABILITIES ...........................................................  51
STATEMENTS OF OPERATIONS .......................................................................  53
STATEMENTS OF CHANGES IN NET ASSETS ............................................................  55
FINANCIAL HIGHLIGHTS ...........................................................................  58
NOTES TO FINANCIAL STATEMENTS ..................................................................  62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ........................................  75
DISCLOSURE OF FUND EXPENSES ....................................................................  76
NOTICE TO SHAREHOLDERS .........................................................................  78
BOARD OF TRUSTEES AND OFFICERS .................................................................  80
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS ....................................  88

                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS
(PHOTO)

Dear Shareholder:

The year 2008 will go down in history as the year of the 200-year storm that destroyed the credit markets and it is very difficult for me to imagine that any other year in my lifetime will approach the magnitude and severity of events that have unfolded over the past year. The carnage that remains in the wake of this cataclysmic event has been incomprehensible to many familiar with the world of finance (or at least the world of finance that we once knew). And for many, a very important question that we all need answered is, "Is the worst finally behind us and can we now look forward to the recovery that will help pull us out of the abyss?" Unfortunately, I do not have those answers and can only guess as we sail through these un-chartered waters.

In early 2007, we had expressed concern about the financial market turmoil that had begun to unfold, stressing the importance of diversification and balance in investment portfolios. Given the many issues that plagued the markets at that time - deterioration in the housing market, growing weakness in the financial sector, and the impending slowdown in economic activity worldwide - we recommended a strategic shift away from credit risk and a focus on quality and safety. Unfortunately, our greatest fears were realized leading to a systematic re-pricing of risk that sent the world's financial markets into a tail spin.

Perhaps most noteworthy were the failures of Wall Street titans, Bear Stearns and Lehman Brothers, as shock waves from their failures rippled across the globe, requiring unprecedented Central Bank actions to save the world's financial system from collapse. Credit markets froze and a liquidity squeeze ensued, forcing the U.S. Treasury's takeover of mortgage firms Fannie Mae and Freddie Mac and the Federal Reserve entering into a revolving credit facility agreement with American International Group (AIG). These events, along with others, will be a story for our grandchildren and the subject of many a

Bishop Street Funds                    2

                                                      (BISHOP STREET FUNDS LOGO)

business school lecture no doubt, surpassing even the tales of Long-Term Capital Management, 9/11, the Japanese bubble, and more.

So what does the future hold? More pain and uncertainty as well as a new President to lead the charge. But with these seemingly insurmountable near-term challenges comes undeniable opportunity to re-engineer the "system," to fix what is broken, and to create solutions that will help to make the system and the world's economy better and stronger.

Over the years, we have consistently urged our shareholders to take a longer-term view and apply sound diversification principles when designing an effective investment program, and these basic principles have become even more important today. Our Bishop Street Funds are managed using the same basic principles that have guided our investment thinking over the years. And with our portfolio management teams focused on each Fund's investment goals and objectives as well as the consistent execution of our investment strategy, our Funds continue to offer excellent diversification across industries, sectors, and individual issues. Lastly, we continue to believe that a balanced portfolio comprised of a combination of our equity and fixed income funds should serve as the building blocks of your carefully designed investment portfolio, reflective of your investment goals and risk appetite.

Thank you for investing in the Bishop Street Funds. We appreciate your continued trust and confidence.

Sincerely,

/s/ Michael K. Hirai

Michael K. Hirai, CFA, CPA
President and Chief Investment Officer
January 15, 2009

December 31, 2008                       3              www.bishopstreetfunds.com

                                  BISHOP STREET
                        DEFINITION OF COMPARATIVE INDICES
                                      FUNDS

Definition of Comparative Indices

BARCLAYS U.S. GOVERNMENT/CREDIT INDEX is a widely-recognized, market value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

BARCLAYS MUNICIPAL BOND INDEX is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

LIPPER CORPORATE DEBT A - RATED OBJECTIVE - Funds that invest primarily in corporate debt issues rated "A" or better or government issues.

LIPPER LARGE CAP CORE CLASSIFICATION - Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Composite Index.

LIPPER MULTI CAP CORE CLASSIFICATION - Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to- earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Super Composite 1500 Index.

LIPPER OTHER STATES MUNICIPAL DEBT FUNDS OBJECTIVE - Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

THE CONSUMER PRICE INDEX measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

THE S&P 500/CITIGROUP GROWTH INDEX is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.

THE S&P 500 COMPOSITE INDEX is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

Bishop Street Funds                     4

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Strategic Growth Fund

The S&P 500 Composite Index lost 37.00% in 2008, as the financial crisis, which had initially appeared to be controllable, eventually spiraled out of control and caused a sharp deterioration of the economy. Our performance was reasonable in the first part, but disappointing towards the end of the year.

The first few months of the year were, in many aspects, similar to the second half of 2007. The confidence crisis caused by subprime lending and excessive risk hidden behind certain derivatives resulted in huge losses for the financial sector worldwide, and threatened even the largest players. While the potential consequences on economic growth could not be ignored, these developments did not appear likely to threaten more than a limited number of segments of the economy, as the relevant authorities were determined to regain control through drastic measures if necessary. In addition, the weakness of the dollar and the strong demand from large emerging economies, in particular, appeared capable of weathering the negative aspects, to keep the U.S. economy growing at a reasonably sustained pace.

At the end of summer, however, it became clear that this benign scenario would not unfold. The bankruptcy of Lehman and the disappearance of many other prestigious players, who had to be acquired or supported through emergency rescue packages, caused optimism to collapse completely. Economic indicators published last fall were all extremely weak, and the sharp deterioration on the employment front suggested that the worst was still ahead for an economy that is largely dependent on consumption. The extension of this trend to worldwide economies caused a brutal decline of energy prices, but this was of little help to companies, who in addition had to face headwinds from a stronger dollar. Investors' attention therefore swiftly shifted from inflation fears to the recession threat, and the market went through several very bad months.

After a difficult start into the year, due in part to our underweight stance on energy and in part to a normal correction after the very strong performance achieved in 2007, our performance recovered to finish summer in line with the market. This was due to a correct anticipation of the economy's resilience, and a proactive adjustment of our exposure to financials: after maintaining a strong stock-picking as long as we had exposure, we were completely out of investment banks and asset

December 31, 2008                     5                www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

managers as early as April. Unfortunately, the temporary disconnect between our strategy's fundamental focus and the market's emotional behaviors then caused the portfolio to underperform towards year-end. Some of our holdings in the most economically-sensitive sectors were hit by a sell-off despite the higher-than-average resilience of their specific businesses. In line with our usual strategy in such environments, we refrained from reacting emotionally ourselves, and kept our discipline and focus on fundamentals. This allowed the portfolio to benefit from a solid rebound in December, but this was insufficient to bring back our annual return above the benchmark.

The Strategic Growth Fund returned a negative 41.46% in 2008 (net of fees), vs. negative 37.45% for its benchmark at the S&P 500 Composite Index (net dividend reinvested.) Our investment decisions during the year resulted in a portfolio turnover slightly below average, but largely modified the general characteristics of our stock selection to reflect the global changes in the outlook.

We started 2008 with a moderately aggressive stance, based on the assumption that the financial crisis born in 2007 would be controlled by Central Banks and regulators, and would not prevent worldwide economies from continuing to grow at a high, although slightly lower pace. This is why our stock picks included a high proportion of consumer-related stocks, as well as technology companies benefiting from corporate investment and exports to emerging markets.

2008 can then be divided into two main parts in regards to our portfolio strategy.

Until the end of summer, we mainly had to manage the financial crisis but remained convinced that the economy, although gradually decelerating, was quite resilient thanks largely to demand from the emerging markets and the low level of the dollar. During that period, we continued to sell financials in such a way that we were completely out of investment banks and asset managers as early as April. In the meantime, we gradually shifted away from economically-sensitive stocks to buy more resilient companies, without however proceeding with a massive defensive move.

In the last few months of the year, when the Lehman bankruptcy and other events changed the seriousness of the financial crisis, and the subsequent outlook for worldwide economies, we took a much more defensive stance. Certain securities were sold between September and the year-end which were all economically-sensitive stocks and were replaced by much less cyclical stock picks. It should be noted however that our anticipation of the economic slowdown during the previous twelve months saved us from having to massively adjust the portfolio in that period.

Bishop Street Funds                    6

                                                      (BISHOP STREET FUNDS LOGO)

These moves also contributed to slightly reduce the growth bias of our portfolio. Our stock selection started the year with an average 12-month forward PE ratio slightly above market average, allowing a 500 bps long-term growth advantage over the S&P 500 Composite Index. At the end of the year, the growth bias was down to slightly less than 300 bps, but this decline was offset by a much more attractive valuation, since our portfolio's PE was down to 9.97 vs
11.34 for the market.

Despite a possible psychological effect when Barack Obama takes office, the U.S. economy is poised to remain weak for a long while. Activity indicators and companies' announcements will certainly remain bad in absolute terms. However, given that any stabilization may be interpreted as a leading sign of improvement and cause a market rebound, we do not expect more defensive moves for the moment.

We are now approaching the shift from the Bush administration to the new team formed by President-elect Barack Obama, and we acknowledge that this event can have a much bigger impact than its actual nature appears to justify. The election of a black President was widely perceived as the beginning of a new era, and very high expectations and hopes have been put in his mandate. In this respect, a gradual disappointment is likely, but Mr. Obama's first few speeches and decisions could have a very strong impact on the U.S. population's morale, which experience shows sometimes does miracles to accelerate a post-crisis rebound.

The next few weeks will also be key for another reason. Companies start reporting their fourth quarter results. There appears to be no way these numbers can be better than very bad, since the sharp economic slowdown only started in September, and this will therefore be the first reporting term to fully reflect the hit. As often is the case at this time of the year, especially when the environment is uncertain, companies will probably be extremely cautious in issuing guidance, and many of them may just indicate that they don't have enough visibility to give any guidance at all.

Given the likely influence of pure subjective interpretation, it is difficult to predict how the U.S. market will react to the above factors, and will subsequently perform in the short term. We don't know either when investors will start believing in an inflexion of current economic trends. The market's reaction to news flow in December however confirms that current valuations already discount a dark outlook, and this makes us confident that a rally can take place some time in the next few months. Its magnitude and duration are still uncertain but, for the moment, the scenario justifies avoiding an excessively defensive stance.

December 31, 2008                     7                www.bishopstreetfunds.com

Strategic Growth Fund

                             PERFORMANCE COMPARISON

   Comparison of Change in the Value of a $10,000 Investment in the Strategic
        Growth Fund, Class I, versus the S&P 500/Citigroup Growth Index, the S&P 500 Composite Index, the Consumer Price Index
                  and the Lipper Multi Cap Core Classification.

                              (PERFORMANCE GRAPH)

             Strategic    S&P 500/
              Growth      Citigroup   S&P 500     Consumer     Lipper Multi
               Fund,       Growth    Composite     Price        Cap Core
             Class I#     Index(1)    Index(1)    Index(1)   Classification++(1)
             --------    ---------   ---------   ---------   ------------------
 7/1/02       $ 10,000    $ 10,000    $ 10,000   $ 10,000         $ 10,000
  12/02          8,640       9,398       9,166     10,056            8,896
  12/03         11,930      11,943      11,796     10,245           11,707
  12/04         13,080      12,775      13,079     10,579           13,117
  12/05         14,587      12,921      13,721     10,937           14,069
  12/06         16,013      14,343      15,888     11,217           16,015
  12/07         17,631      15,652      16,761     11,675           17,067
  12/08         10,322      10,186      10,560     11,686           10,447

Past Performance is not predictive of future performance.

#   Account value if you reinvested income and capital gains.
++  Performance begins on June 30, 2002.
(1) See page 4 for definition of comparative indices.

                         AVERAGE ANNUAL TOTAL RETURNS+

  ONE      ANNUALIZED    ANNUALIZED
  YEAR      3 YEAR       INCEPTION
 RETURN     RETURN        TO DATE
-------    ---------    -----------
(41.46)%    (10.89)%       0.49%       Class I*

*     Commenced operations on 07/01/02.
+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds                   8

Strategic Growth Fund

                            TOP TEN EQUITY HOLDINGS+

                                       Percentage of
                                        Investments
                                       -------------
 1. Symantec                              2.2%
 2. Danaher                               2.2%
 3. Occidental Petroleum                  2.2%
 4. Thermo Fisher Scientific              2.2%
 5. Nasdaq Stock Market                   2.2%
 6. Accenture, Cl A                       2.2%
 7. Tyco International                    2.2%
 8. Cigna                                 2.2%
 9. ACE                                   2.1%
10. Aetna                                 2.1%

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

Information Technology          23.8%
Health Care                     20.4%
Industrials                     18.2%
Energy                           9.8%
Consumer Discretionary           9.5%
Financials                       8.5%
Consumer Staples                 8.0%
Materials                        1.7%
Short-Term Investments           0.1%

+     Percentages are based on total investments.

                            SCHEDULE OF INVESTMENTS

                                                                  Value
   Shares                                                         (000)
   ------                                                       --------
                             COMMON STOCK -- 99.1%

Consumer Discretionary -- 9.4%
   15,200   Apollo Group, Cl A*                                 $  1,165
   49,600   GameStop, Cl A*                                        1,074
   19,000   McDonald's                                             1,182
   24,600   Nike, Cl B                                             1,255
   57,000   TJX                                                    1,172
                                                                --------
                                                                   5,848
                                                                --------

December 31, 2008                     9                www.bishopstreetfunds.com

Strategic Growth Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                                 Value
   Shares                                                        (000)
   ------                                                       --------
Consumer Staples -- 7.9%
   43,713   CVS                                                 $  1,256
   20,300   General Mills                                          1,233
   25,300   Molson Coors Brewing, Cl B                             1,238
   27,700   Philip Morris International                            1,205
                                                                --------
                                                                   4,932
                                                                --------
Energy -- 9.8%
   45,400   National Oilwell Varco*                                1,110
   22,900   Occidental Petroleum                                   1,374
   60,900   Suncor Energy                                          1,187
   23,621   Transocean*                                            1,116
   89,000   Williams                                               1,289
                                                                --------
                                                                   6,076
                                                                --------
Financials -- 8.2%
   25,100   ACE                                                    1,328
    5,858   CME Group, Cl A                                        1,219
   55,100   Nasdaq Stock Market*                                   1,362
   30,000   State Street                                           1,180
                                                                --------
                                                                   5,089
                                                                --------
Health Care -- 20.3%
   46,500   Aetna                                                  1,325
   20,800   Amgen*                                                 1,201
   22,400   Baxter International                                   1,201
   17,400   Becton Dickinson                                       1,190
   79,000   Cigna                                                  1,331
   20,900   Express Scripts, Cl A*                                 1,149
   18,900   Genzyme*                                               1,254
   25,500   Gilead Sciences*                                       1,304
   77,100   Schering-Plough                                        1,313
   40,300   Thermo Fisher Scientific*                              1,373
                                                                --------
                                                                  12,641
                                                                --------
Industrials -- 18.1%
   24,300   Danaher                                                1,376
    9,200   First Solar*                                           1,269
   27,800   ITT                                                    1,278
   13,900   Lockheed Martin                                        1,169
   20,400   Precision Castparts                                    1,213
   61,700   Tyco International                                     1,333
   23,300   Union Pacific                                          1,114
   22,900   United Technologies                                    1,227
   16,500   W.W. Grainger                                          1,301
                                                                --------
                                                                  11,280
                                                                --------

Bishop Street Funds                    10

Strategic Growth Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                                 Value
   Shares                                                        (000)
  --------                                                      --------
Information Technology -- 23.6%
    41,000  Accenture, Cl A                                     $  1,344
    70,400  Broadcom, Cl A*                                        1,195
     3,800  Google, Cl A*                                          1,169
    33,800  Hewlett-Packard                                        1,227
    80,900  MEMC Electronic Materials*                             1,155
    58,300  Microsoft                                              1,133
    74,500  Oracle*                                                1,321
    36,100  Qualcomm                                               1,293
    91,900  Red Hat*                                               1,215
   102,100  Symantec*                                              1,380
    92,300  Western Digital*                                       1,057
    83,793  Western Union                                          1,202
                                                                --------
                                                                  14,691
                                                                --------
Materials -- 1.8%
    16,200  Monsanto                                               1,141
                                                                --------
TOTAL COMMON STOCK (Cost $80,188)                                 61,698
                                                                --------

                       CASH EQUIVALENTS (A) -- 0.3%

    72,977  Dreyfus Cash Management Fund, Institutional
            Shares, 1.570%                                            73
    72,977  Fidelity Institutional Money Market Portfolio,
            Institutional Shares, 2.110%                              73
                                                                --------
TOTAL CASH EQUIVALENTS (Cost $146)                                   146
                                                                --------
TOTAL INVESTMENTS (Cost $80,334) -- 99.4%                       $ 61,844
                                                                ========

Percentages are based on Net Assets of $62,237 ($ Thousands).

*     Non-income producing security.

(A)   The rate shown is the 7-day effective yield as of December 31, 2008.

Cl -- Class

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     11               www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Large Cap Core Equity Fund

The annual period ended December 31, 2008 was an extraordinarily difficult one for the market as a whole. Equities suffered as fallout from the mortgage and credit markets continued to take its toll on companies both directly and indirectly related to these markets. The turmoil that began in 2007 worsened as individuals and institutions tried to reduce risk and there were few buyers willing to step in and take it off their hands. Short-term funding was very difficult to obtain for all but the largest corporations, and signs of financial distress were prevalent. The government initiated numerous programs to try and stem the market panic, with some success eventually, but not before trillions in value had been lost from worldwide equity indices. By the end of the year, the markets settled somewhat. While we hope that the worst is behind us, the fundamental data is still rather weak heading into 2009.

After expenses, the Large Cap Core Equity Fund (the "Fund") returned (42.02)% for the year versus (37.00)% for the S&P 500 Composite Index. The relative underperformance can primarily be attributed to our positions in the energy, materials, information technology and consumer discretionary sectors.

In the energy sector, we owned less of the larger integrated oil companies and more of the smaller specialized drillers throughout last year which contributed to our underperformance. Since we do not believe there was a fundamental reason for this, we suspect that a more normal investment environment will allow us to recapture lost returns. In the long run, we feel the smaller drillers can reinvest their capital far more efficiently, even though the large companies do have lower costs of capital.

A similar dynamic played out in the materials sector as we have long been invested primarily in the commodities rather than the chemical/materials. Although there was some fundamental deterioration due to lower pricing, we think the losses will, for the most part, reverse. We have long been attracted to

Bishop Street Funds                    12

                                                      (BISHOP STREET FUNDS LOGO)

the miners due to the fact that they trade at a great discount to our fair value models and provide us with an inflation hedge that seems attractive.

Our positions in the information technology and consumer discretionary sectors also suffered. Stocks largely correlated to consumer spending were negatively affected by deteriorating macro drivers of the U.S. economy such as rising unemployment and declining housing values. There was a flight toward safety, as market participants sought refuge in companies with strong and predictable cash flows.

We follow a fairly conservative approach in managing the Fund with a focus on risk control. We maintain a diversified portfolio both in terms of the number of stocks held as well as the sector weights of the Fund. As of December 31, 2008, the Fund held about 135 stocks, with no position larger than 3.5% of the Fund. In addition, the portfolio sector allocation is very close to the sector allocation of the benchmark with differences being less than 2% for any sector. The largest sector over-weights were information technology and health care while underweights existed in utilities and consumer staples. These small divergences from the benchmark reflect our belief that the market's focus on yield has driven down the relative attractiveness of slow-growth, high-dividend paying companies.

Because the Fund's sector weights are intended to be similar to the benchmark, most value added (i.e. return value over the benchmark return) comes from the stock selection process. We look for companies that offer high rates of return, solid growth prospects, and attractive valuations.

While we are not pleased with our relative performance for the year, we believe that over the long run the market will value good fundamentals and our portfolio is well positioned in that respect. Currently we see many opportunities for buying well positioned operations at prices that are not driven by fundamental valuation concepts, but by panic or forced liquidation. In our opinion, dislocations, in terms of rational pricing, are as extreme as we have ever seen them.

December 31, 2008                      13              www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

We have been able to move into premium franchises as the pricing in many industries has become very compressed. We've also made a conscious effort to reduce our exposure to names with high debt/equity ratios and debt that needs to be refinanced. We are trying to further control tracking error, in light of the tremendous market volatility and we think we can do so without reducing our upside potential.

Like many others, we liked the market at levels much higher than current prices and did not expect the credit crisis to turn into a major recession. These are historic times. While the market faces some very real challenges, many of our metrics have shown the recent downdraft to be more than what current fundamentals warrant. We remain optimistic on the equity market as a whole and believe that the market will shift toward out of favor industries trading at low valuations relative to growth prospects.

In conclusion, our focus in managing the Fund always will be on selecting companies we believe have the attributes that indicate a superior chance of being successful investments and on seeking to control risk relative to the benchmark. We thank you for the confidence and trust you place in us and we pledge to continue our hard work to bring value to our investors.

Bishop Street Funds                   14

Large Cap Core Equity Fund

                       PERFORMANCE COMPARISON

        Comparison of Change in the Value of a $10,000 Investment in the Large Cap Core Equity Fund, Class I, versus the S&P 500 Composite Index, the Consumer Price Index and the Lipper Large Cap Core Classification.

                              (PERFORMANCE GRAPH)

                  Large Cap Core    S&P 500      Consumer        Lipper Large
                   Equity Fund     Composite       Price            Cap Core
                     Class I#       Index(1)     Index(1)     Classificiation++(1)
                  --------------   ---------     --------     --------------------
5/3/06              $10,000         $10,000      $10,000            $10,000
 12/06               10,663          11,010       10,017             10,794
 12/07               11,222          11,615       10,425             11,433
 12/08                6,506           7,318       10,435              7,176

Past performance is not predictive of future performance.

#   Account value if you reinvested income and capital gains.
++  Performance begins on April 30, 2006.
(1) See page 4 for definition of comparative indices.

                          AVERAGE ANNUAL TOTAL RETURNS+

 ONE          ANNUALIZED
 YEAR         INCEPTION
RETURN         TO DATE
------        ---------
(42.02)%       (14.90)%   Class I*

*     Commenced operations on 05/03/06.
+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2008                   15                 www.bishopstreetfunds.com

Large Cap Core Equity Fund

                            TOP TEN EQUITY HOLDINGS+

                                                       Percentage of
                                                        Investments
                                                       -------------
 1 Chevron                                                 3.2%
 2 Johnson & Johnson                                       2.5%
 3 Wal-Mart Stores                                         2.4%
 4 AT&T                                                    2.3%
 5 Microsoft                                               2.3%
 6 Procter & Gamble                                        1.7%
 7 Cisco Systems                                           1.7%
 8 JPMorgan Chase                                          1.7%
 9 PepsiCo                                                 1.5%
10 Philip Morris International                             1.4%

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

Health Care                                                15.9%
Information Technology                                     15.3%
Energy                                                     13.7%
Financials                                                 12.8%
Consumer Staples                                           11.9%
Industrials                                                11.7%
Consumer Discretionary                                      8.9%
Telecommunication Services                                  3.7%
Materials                                                   2.5%
Utilities                                                   2.1%
Exchange Traded Fund                                        1.4%
Short-Term Investments                                      0.1%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

                            SCHEDULE OF INVESTMENTS

                                                           Value
  Shares                                                   (000)
----------                                                 -----
                      COMMON STOCK -- 98.0%

Consumer Discretionary -- 8.9%
     9,800   Bed Bath & Beyond*                            $249
    11,610   Best Buy (A)                                   326
     7,900   Carnival (A)                                   192
    17,810   Coach* (A)                                     370
    19,120   Comcast, Cl A (A)                              323
    21,700   Expedia* (A)                                   179
     7,100   International Game Technology (A)               84
    14,900   Johnson Controls (A)                           271

Bishop Street Funds                 16

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                          Value
   Shares                                                 (000)
-----------                                             --------
Consumer Discretionary -- (continued)
      6,600    Kohl's* (A)                              $    239
     14,820    Liberty Media Entertainment, Ser A*           259
     17,940    Lowe's (A)                                    386
      3,000    McDonald's (A)                                187
     29,100    News, Cl A                                    265
      7,100    Omnicom Group (A)                             191
     19,500    Staples (A)                                   349
     36,620    Time Warner (A)                               368
      4,100    VF (A)                                        225
      6,700    Walt Disney                                   152
                                                        --------
                                                           4,615
                                                        --------
Consumer Staples -- 11.8%
     20,790    Archer-Daniels-Midland                        599
      7,700    Kimberly-Clark                                406
     13,910    PepsiCo                                       762
     16,910    Philip Morris International                   736
     14,350    Procter & Gamble                              887
     22,820    SYSCO (A)                                     523
     35,850    Tyson Foods, Cl A                             314
     27,330    Walgreen (A)                                  674
     22,130    Wal-Mart Stores                             1,241
                                                        --------
                                                           6,142
                                                        --------
Energy -- 13.6%
      5,900    Canadian Natural Resources (A)                236
     16,800    Chesapeake Energy                             272
     22,660    Chevron                                     1,676
      6,200    ConocoPhillips                                321
      7,000    Consol Energy                                 200
      7,400    Devon Energy                                  486
     46,700    El Paso (A)                                   366
     16,200    Halliburton                                   294
     21,520    Marathon Oil                                  589
     18,100    Nabors Industries* (A)                        217
     16,520    National Oilwell Varco*                       404
     15,100    Nexen (A)                                     265
      8,000    Noble Energy                                  394
      8,000    Range Resources                               275
     11,600    Suncor Energy (A)                             226
     25,200    Weatherford International* (A)                273
     16,400    XTO Energy (A)                                578
                                                        --------
                                                           7,072
                                                        --------

December 31, 2008                 17                  www.bishopstreetfunds.com

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                              Value
  Shares                                                      (000)
-----------                                                  -------
Financials -- 12.7%
      8,570    ACE                                           $   453
     10,470    Allstate (A)                                      343
      8,000    Annaly Capital Management+ (A)                    127
     39,190    Bank of America                                   552
     12,700    Bank of New York Mellon                           360
      5,200    Chubb                                             265
     51,510    Citigroup                                         346
      1,600    CME Group, Cl A                                   333
      3,830    Franklin Resources (A)                            244
      1,150    Goldman Sachs Group                                97
      8,870    Hartford Financial Services Group (A)             146
     28,900    Host Hotels & Resorts+ (A)                        219
      1,900    Intercontinental Exchange* (A)                    157
     27,420    JPMorgan Chase                                    865
     26,900    Keycorp                                           229
      8,100    Loews                                             229
      8,600    MetLife (A)                                       300
      9,360    Morgan Stanley                                    150
     11,500    State Street                                      452
      8,130    Travelers                                         367
     10,932    Wells Fargo                                       322
     11,700    XL Capital, Cl A (A)                               43
                                                             -------
                                                               6,599
                                                             -------
Health Care -- 15.9%
     14,500    Aetna                                             413
      3,700    Allergan                                          149
      7,900    Amgen*                                            456
      4,050    Biogen Idec* (A)                                  193
     16,800    Bristol Myers Squibb (A)                          391
      8,200    Celgene*                                          453
      2,300    Cephalon* (A)                                     177
     11,600    Forest Laboratories*                              295
      5,990    Genzyme*                                          398
      9,700    Gilead Sciences* (A)                              496
     21,210    Johnson & Johnson (A)                           1,269
      4,520    Laboratory Corp of America Holdings* (A)          291
      7,500    McKesson                                          290
      9,600    Medtronic                                         302
      8,800    Merck                                             268
     19,480    Pfizer                                            345
     31,660    Schering-Plough (A)                               539
     10,300    St. Jude Medical* (A)                             340

Bishop Street Funds                 18

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                              Value
   Shares                                                     (000)
-----------                                                  --------
Health Care -- (continued)
     15,970    UnitedHealth Group (A)                        $    425
     13,010    Wyeth                                              488
      5,970    Zimmer Holdings*                                   241
                                                             --------
                                                                8,219
                                                             --------
Industrials -- 11.6%
     11,600    Boeing (A)                                         495
     10,020    Caterpillar (A)                                    448
     10,000    Deere                                              383
     16,320    Dover                                              537
      4,400    General Dynamics                                   253
     17,200    General Electric                                   279
      9,500    Honeywell International                            312
     13,250    Illinois Tool Works                                464
     15,660    Ingersoll-Rand, Cl A                               272
      5,930    L-3 Communications Holdings, Cl 3                  437
     12,340    Norfolk Southern                                   581
     11,735    Parker Hannifin                                    499
      7,700    Precision Castparts                                458
     11,100    United Technologies (A)                            595
                                                             --------
                                                                6,013
                                                             --------
Information Technology -- 15.2%
      6,600    Accenture, Cl A (A)                                216
     11,020    Adobe Systems*                                     235
      8,140    Apple*                                             695
      9,900    Applied Materials                                  100
     13,100    Broadcom, Cl A*                                    222
     13,300    CA                                                 247
     54,110    Cisco Systems*                                     882
     24,460    Corning                                            233
     23,250    EMC*                                               243
      2,390    Google, Cl A* (A)                                  735
     15,100    Hewlett-Packard                                    548
     33,000    Intel                                              484
     10,030    MEMC Electronic Materials*                         143
     60,680    Microsoft (A)                                    1,180
     41,040    Oracle*                                            728
     15,600    Qualcomm                                           559
      4,100    Research In Motion*                                166
     19,100    Symantec* (A)                                      258
                                                             --------
                                                                7,874
                                                             --------

December 31, 2008                 19                  www.bishopstreetfunds.com

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

                                                                                  Value
  Shares                                                                          (000)
-----------                                                                     ---------
Materials -- 2.5%
      9,690    Alcoa                                                            $     109
     17,600    Dow Chemical                                                           266
     13,360    Freeport-McMoRan Copper & Gold (A)                                     327
      4,800    Mosaic (A)                                                             166
     18,990    Teck Cominco, Cl B (A)                                                  93
      5,600    United States Steel                                                    208
      4,400    Weyerhaeuser (A)                                                       135
                                                                                ---------
                                                                                    1,304
                                                                                ---------
Telecommunication Services -- 3.7%
     41,750    AT&T                                                                 1,190
      5,700    NII Holdings*                                                          104
     17,620    Verizon Communications                                                 597
                                                                                ---------
                                                                                    1,891
                                                                                ---------
Utilities -- 2.1%
      3,100    Entergy                                                                258
      5,590    Exelon                                                                 311
      3,400    FirstEnergy                                                            165
     11,100    Questar                                                                364
                                                                                ---------
                                                                                    1,098
                                                                                ---------
TOTAL COMMON STOCK (Cost $76,482)                                                  50,827
                                                                                ---------
                               EXCHANGE TRADED FUND -- 1.4%

      7,744    SPDR Trust, Ser 1                                                      699
                                                                                ---------
TOTAL EXCHANGE TRADED FUND (Cost $865)                                                699
                                                                                ---------
                                CASH EQUIVALENTS (C) -- 25.2%

  1,001,017    AIM Liquid Asset Portfolio, Institutional Shares, 1.629% (B)         1,001
  2,002,033    BlackRock FedFund, Institutional Shares, 0.696% (B)                  2,002
  2,002,033    BlackRock TempFund, Institutional Shares, 1.587% (B)                 2,002
     32,909    Dreyfus Cash Management Fund, Institutional Shares, 1.570%              33
  1,001,017    Dreyfus Institutional Cash Advantage Fund, 1.486% (B)                1,001
     32,909    Fidelity Institutional Money Market Portfolio, Institutional
               Shares, 2.110%                                                          33
  2,002,033    Goldman Sachs Financial Square Government Fund, 1.090% (B)           2,002
  1,001,017    JPMorgan Prime Money Market Fund, 1.815% (B)                         1,001
  2,002,033    JPMorgan U.S. Government Money Market Fund, 0.962% (B)               2,002
  2,002,033    Merrill Lynch Select Institutional Fund, 1.574% (B)                  2,002
                                                                                ---------
TOTAL CASH EQUIVALENTS (Cost $13,079)                                              13,079
                                                                                ---------

Bishop Street Funds                 20

Large Cap Core Equity Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

   Face
   Amount                                                                         Value
   (000)                                                                          (000)
-----------                                                                     ---------
                          REPURCHASE AGREEMENT (B) -- 0.3%

       $153    Greenwich Capital Management 0.290%, dated 12/31/08,
               to be repurchased on 01/02/09, repurchase price $152,960
               (collateralized by a U.S. Government obligation, par value
               $152,655, 5.500%, 12/01/38, with a total market value of
               $156,853)

TOTAL REPURCHASE AGREEMENT (Cost $153)                                          $     153
                                                                                ---------
TOTAL INVESTMENTS (Cost $90,579) -- 124.9%                                      $  64,758
                                                                                =========

Percentages are based on Net Assets of $51,859 ($ Thousands).

*     Non-income producing security.

(A) This security or portion of this security is on loan at December 31, 2008. The total value of securities on loan at December 31, 2008 was $12,852 ($ Thousands).

(B) These securities were purchased with cash collateral received from securities lending. The total value of such securities as of December 31, 2008 was $13,166 ($ Thousands).

(C)   The rate shown is the 7-day effective yield as of December 31, 2008.

+     Real Estate Investment Trust

Cl -- Class

Ser -- Series

SPDR -- Standard & Poor's Depositary Receipts

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                 21                  www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund

Fixed-income investors fled to safety in 2008 as the economy slipped into a recession. As the financial and credit crises intensified, a global crisis of confidence unfolded. The Federal Reserve, Treasury, and FDIC aggressively implemented unprecedented measures to thaw the credit freeze and to restore confidence to the markets. Government takeovers, bailouts, government guaranteed debt programs, and government buyback programs augmented the aggressive rate cuts by the Federal Open Market Committee. By year-end, the fed funds rate was lowered to a target range of 0 to 25 basis points. The government also committed to implement more quantitative easing measures to support the economy and the housing market.

Treasury sector returns repeated their outperformance relative to all other sectors with a 13.74% total return on the year. In spite of a negative 4.94% return for the corporate sector, the taxable bond indices gained more than 5% for the year.

The Bishop Street High Grade Income Fund (the "Fund") returned a respectable 8.53% for the year compared to the 5.71% and (5.88)% returns of their respective benchmarks, the Barclays U.S. Government/Credit Index and the Lipper Corporate Debt A-Rated Objective. The Fund's underweight in the finance sector and its long duration in the treasury sector were key contributors to its outperformance.

Looking ahead, we expect volatility to persist until the financial markets and the economy stabilize. We continue to focus on strong credit issuers and a more defensive posture on the yield curve.

Bishop Street Funds                 22

High Grade Income Fund

                               PERFORMANCE COMPARISON

          Comparison of Change in the Value of a $10,000 Investment in
            the High Grade Income Fund, Class I, versus the Barclays
         U.S. Government/Credit Index, the Consumer Price Index and the
                    Lipper Corporate Debt A-Rated Objective.

                               (PERFORMANCE GRAPH)

              High Grade         Barclays                       Lipper Corporate
             Income Fund,    U.S. Government/    Consumer        Debt A-Rated
              Class I#      Credit Index(1)++  Price Index(1)     Objective(1)
             -----------    -----------------  --------------   ----------------
12/31/98       $10,000          $10,000         $10,000              $10,000
   12/99         9,566            9,785          10,267                9,721
   12/00        10,547           10,943          10,613               10,680
   12/01        11,303           11,874          10,778               11,518
   12/02        12,607           13,182          11,037               12,516
   12/03        13,024           13,798          11,244               13,257
   12/04        13,469           14,377          11,611               13,830
   12/05        13,739           14,718          12,004               14,096
   12/06        14,145           15,273          12,312               14,647
   12/07        15,089           16,381          12,814               15,301
   12/08        16,375           17,315          12,826               14,402

Past performance is not predictive of future performance.

#    Account value if you reinvested income and capital gains.
(1)  See page 4 for definition of comparative indices.
++ Barclays Capital recently announced the indexes' name changes in order to retire references to Lehman indexes. No changes are being made to the Funds' investment objectives, tickers or respective index methodologies in connection with these name changes.

                         AVERAGE ANNUAL TOTAL RETURNS+

 ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
 YEAR      3 YEAR       5 YEAR       10 YEAR     INCEPTION
RETURN     RETURN       RETURN       RETURN       TO DATE
------   ----------   ----------   ----------   ----------
 8.53%      6.03%         4.69%        5.06%        5.66%    Class I*

*     Commenced operations on 01/30/97.
+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2008                 23                  www.bishopstreetfunds.com

High Grade Income Fund

                                TOP TEN HOLDINGS+

                                             Percentage
                        Coupon   Maturity        of
                         Rate      Date     Investments
                        ------   --------   -----------
1. U.S. Treasury Bond   7.250%   05/15/16       5.0%
2. U.S. Treasury Bond   7.500%   11/15/16       3.1%
3. U.S. Treasury Bond   6.250%   08/15/23       2.8%
4. U.S. Treasury Bond   6.375%   08/15/27       2.1%
5. FNMA MTN             7.250%   01/15/10       1.9%
6. U.S. Treasury Bond   7.250%   08/15/22       1.8%
7. FHLMC MTN            4.250%   05/22/13       1.6%
8. U.S. Treasury Bond   4.375%   02/15/38       1.6%
9. IBM                  8.375%   11/01/19       1.5%
10. Hydro-Quebec        7.500%   04/01/16       1.4%

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

U.S. Treasury Obligations                     27.8%
U.S. Government Agency Obligations            19.1%
Financials                                    12.0%
Industrials                                   10.9%
Consumer Staples                               5.6%
U.S. Government Mortgage-Backed Obligations    5.4%
Information Technology                         4.8%
Health Care                                    4.0%
Energy                                         2.9%
Materials                                      2.3%
Consumer Discretionary                         2.2%
Municipal Bonds                                1.4%
Asset-Backed Security                          0.8%
Utilities                                      0.4%
Short-Term Investments                         0.4%

+ Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

                            SCHEDULE OF INVESTMENTS

 Face
Amount                               Value
 (000)                               (000)
-------                             --------
         CORPORATE OBLIGATIONS -- 42.7%

Aerospace & Defense -- 3.0%
           Emerson Electric
$   500    5.250%, 10/15/18         $    511
           General Dynamics
  1,000    4.500%, 08/15/10            1,021
           Rockwell Automation
    800    6.700%, 01/15/28              887
           United Technologies
  1,200    6.350%, 03/01/11            1,269
                                    --------
                                       3,688
                                    --------

Bishop Street Funds                24

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

 Face
 Amount                                      Value
 (000)                                       (000)
-------                                     ---------
Auto Finance -- 1.0%
           Toyota Motor Credit
 $1,200    5.450%, 05/18/11                 $   1,218
                                            ---------
Banks -- 5.6%
           American Express Bank
  1,400    5.500%, 04/16/13                     1,326
           Bank of America (A)
  1,325    1.878%, 03/22/09                     1,331
           Bank of Oklahoma (A)
    500    5.750%, 05/15/12                       443
           BHP Billiton Finance
    850    5.250%, 12/15/15                       761
           Citigroup (C)
    700    2.875%, 12/09/11                       722
           JPMorgan Chase
  1,400    5.875%, 06/13/16                     1,397
           Wells Fargo
    850    4.375%, 01/31/13                       832
                                            ---------
                                                6,812
                                            ---------
Beverages -- 1.1%
           PepsiCo
  1,350    4.650%, 02/15/13                     1,388
                                            ---------
Broadcasting & Cable -- 1.8%
           TCI Communications
  1,200    7.875%, 08/01/13                     1,234
           Turner Broadcasting System
    975    8.375%, 07/01/13                       951
                                            ---------
                                                2,185
                                            ---------
Chemicals -- 1.3%
           Monsanto
  1,400    7.375%, 08/15/12                     1,558
                                            ---------

December 31, 2008                 25                  www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                           Value
 (000)                                                            (000)
---------                                                        --------
Computer Hardware -- 4.7%
              Cisco Systems
  $ 1,400     5.500%, 02/22/16                                   $  1,483
              Hewlett-Packard
    1,275     4.500%, 03/01/13                                      1,294
              IBM
    1,400     8.375%, 11/01/19                                      1,768
              Oracle
    1,200     5.250%, 01/15/16                                      1,222
                                                                 --------
                                                                    5,767
                                                                 --------
Consumer Discretionary -- 0.9%
              Costco Wholesale
    1,000     5.500%, 03/15/17                                      1,063
                                                                 --------
Financials -- 4.2%
              Bear Stearns LLC
    1,400     7.250%, 02/01/18                                      1,534
              Boeing Capital (C)
    1,400     6.500%, 02/15/12                                      1,431
              General Electric Capital MTN, Ser A
    1,200     5.450%, 01/15/13                                      1,209
              Jefferies Group
      675     6.250%, 01/15/36                                        401
              John Deere Capital
      550     7.000%, 03/15/12                                        570
                                                                 --------
                                                                    5,145
                                                                 --------
Food & Beverage -- 2.3%
              ConAgra Foods
    1,475     7.875%, 09/15/10                                      1,526
              General Mills
    1,200     6.000%, 02/15/12                                      1,245
                                                                 --------
                                                                    2,771
                                                                 --------
Health Care -- 1.3%
              Johnson & Johnson
    1,200     6.950%, 09/01/29                                      1,554
                                                                 --------


Bishop Street Funds                     26

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                           Value
 (000)                                                            (000)
---------                                                        --------
Household Products -- 1.2%
              Procter & Gamble
  $ 1,200     8.000%, 10/26/29                                   $  1,512
                                                                 --------
Independent Power Producers & Energy Trader -- 0.4%
              Constellation Energy Group
      500     7.000%, 04/01/12                                        456
                                                                 --------
Industrials -- 0.5%
              Burlington Northern Santa Fe
      650     5.650%, 05/01/17                                        624
                                                                 --------
Media -- 1.0%
              Walt Disney MTN
    1,200     6.200%, 06/20/14                                      1,274
                                                                 --------
Oil & Gas -- Exploration/Production -- 1.8%
              Anadarko Petroleum
    1,250     7.200%, 03/15/29                                      1,101
              Occidental Petroleum
    1,000     6.750%, 01/15/12                                      1,041
                                                                 --------
                                                                    2,142
                                                                 --------
Oil & Gas -- Integrated -- 2.4%
              Atlantic Richfield
    1,385     9.125%, 03/01/11                                      1,523
              ConocoPhillips
    1,400     4.750%, 10/15/12                                      1,395
                                                                 --------
                                                                    2,918
                                                                 --------
Pharmaceuticals -- 3.4%
              Abbott Laboratories
    1,300     5.600%, 05/15/11                                      1,373
              Bristol-Myers Squibb
      625     5.450%, 05/01/18                                        647
              Genentech
    1,200     4.750%, 07/15/15                                      1,207
              Teva Pharmaceutical Finance LLC
      900     5.550%, 02/01/16                                        887
                                                                 --------
                                                                    4,114
                                                                 --------

December 31, 2008                     27               www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                  (continued)

  Face
 Amount                                                           Value
 (000)                                                            (000)
---------                                                        --------
Retail Food -- 1.1%
              McDonald's MTN
  $ 1,400     4.125%, 06/01/13                                   $  1,397
                                                                 --------
Steel & Steel Works -- 1.0%
              Nucor
    1,300     4.875%, 10/01/12                                      1,262
                                                                 --------
Telecommunications -- 1.1%
              AT&T Wireless Services
    1,200     8.125%, 05/01/12                                      1,287
                                                                 --------
Transportation Services -- 0.2%
              FedEx
      300     7.250%, 02/15/11                                        305
                                                                 --------
Utilities -- 1.4%
              Hydro-Quebec
    1,325     7.500%, 04/01/16                                      1,685
                                                                 --------
TOTAL CORPORATE OBLIGATIONS (Cost $52,515)                         52,125
                                                                 --------
                    U.S. TREASURY OBLIGATIONS -- 27.5%

              U.S. Treasury Bonds
    2,750     7.500%, 11/15/16                                      3,755
    4,500     7.250%, 05/15/16                                      6,025
    1,500     7.250%, 08/15/22                                      2,181
    1,700     6.375%, 08/15/27 (C)                                  2,488
    2,500     6.250%, 08/15/23                                      3,410
      800     6.250%, 05/15/30                                      1,203
    1,000     6.000%, 02/15/26 (C)                                  1,396
    1,000     5.250%, 11/15/28                                      1,320
    1,000     5.000%, 05/15/37 (C)                                  1,449
    1,000     4.500%, 02/15/36                                      1,329
    1,400     4.375%, 02/15/38 (C)                                  1,875
              U.S. Treasury Notes
      500     4.750%, 08/15/17                                        598
    1,250     4.250%, 11/15/14 (C)                                  1,446
    1,400     4.250%, 08/15/15                                      1,626
    1,000     4.250%, 11/15/17                                      1,165
    1,000     4.125%, 08/31/12                                      1,106
    1,000     4.000%, 02/15/14 (C)                                  1,133
                                                                 --------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,945)                     33,505
                                                                 --------

Bishop Street Funds                       28

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                           Value
 (000)                                                            (000)
---------                                                        --------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.9%

              FFCB
   $  350     4.000%, 02/01/13                                   $    350
              FHLB
    1,000     6.000%, 07/10/13                                      1,025
      725     5.600%, 06/28/11                                        799
      450     5.375%, 06/10/11                                        494
    1,000     4.875%, 12/14/12                                      1,092
              FHLB, Ser KU10
    1,300     4.750%, 08/13/10                                      1,378
              FHLB, Ser VB15
    1,400     5.000%, 12/21/15 (C)                                  1,568
              FHLMC
      875     8.250%, 06/01/16                                      1,059
    1,000     5.875%, 05/23/16                                      1,075
    1,000     5.000%, 01/30/14                                      1,118
      800     4.000%, 06/12/13                                        851
              FHLMC MTN
    1,000     5.000%, 10/27/14                                      1,126
    1,800     4.250%, 05/22/13                                      1,922
              FNMA
    1,000     6.410%, 11/13/12                                      1,143
    1,500     5.750%, 05/11/22                                      1,567
    1,400     5.550%, 02/16/17                                      1,456
      600     5.500%, 11/17/16                                        618
      500     5.000%, 03/02/15                                        560
    1,000     4.000%, 04/30/18  (D)                                 1,002
              FNMA MTN
    2,100     7.250%, 01/15/10                                      2,242
              FNMA, Ser 84, Cl KA
      548     5.000%, 09/25/36                                        540
                                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,834)            22,985
                                                                 --------

December 31, 2008                    29                www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                                          Value
 (000)                                                                           (000)
---------                                                                       --------
                  U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 5.3%

              FHLMC REMIC, Ser 2844, Cl VB
  $   188     5.500%, 12/15/19                                                  $    192
              FHLMC REMIC, Ser 3070, Cl DH
      414     5.500%, 11/15/35                                                       415
              FHLMC REMIC, Ser 3196, Cl CB
      613     5.250%, 08/15/11                                                       618
              FHLMC REMIC, Ser R010, Cl AB
      961     5.500%, 12/15/19                                                       981
              FNMA
      986     5.000%, 10/01/23                                                     1,014
      677     3.500%, 08/01/10                                                       675
              FNMA REMIC, Ser B1, Cl BE
    1,087     5.450%, 12/25/20                                                     1,122
              GNMA, Ser 7, Cl PE
    1,400     5.500%, 11/16/31                                                     1,439
                                                                                --------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $6,296)                    6,456
                                                                                --------
                        FOREIGN GOVERNMENT BONDS -- 1.9%

              Province of Ontario Canada (C)
    1,200     2.750%, 02/22/11                                                     1,192
              Republic of Italy
    1,000     5.375%, 06/12/17                                                     1,094
                                                                                --------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,193)                                       2,286
                                                                                --------
                             MUNICIPAL BONDS -- 1.4%

              Michigan Municipal Bond Authority, RB, Merrill
              Lynch Insured (A)
      500     7.377%, 09/01/48                                                       500
              New Jersey State, Turnpike Authority, Ser B, RB,
              AMBAC
              Insured, Pre-Refunded @ 100 (B)
    1,250     4.252%, 01/01/15                                                     1,238
                                                                                --------
TOTAL MUNICIPAL BONDS (Cost $1,767)                                                1,738
                                                                                --------
                      ASSET-BACKED SECURITY (A)(G) -- 0.8%

             Citibank Omni Master Trust, Ser 2007, Cl A9
    1,000     1.455%, 12/23/13                                                       950
                                                                                --------
TOTAL ASSET-BACKED SECURITY (Cost $1,000)                                            950
                                                                                --------

Bishop Street Funds                       30

High Grade Income Fund

                               SCHEDULE OF INVESTMENTS
                                        (continued)

 Shares/Face                                                                           Value
 Amount (000)                                                                          (000)
--------------                                                                       ---------
                                CASH EQUIVALENTS (F) -- 11.0%

     998,983     AIM Liquid Asset Portfolio, Institutional Shares, 1.629% (E)        $     999
   1,997,967     BlackRock FedFund, Institutional Shares, 0.696% (E)                     1,998
   1,997,967     BlackRock TempFund, Institutional Shares, 1.587% (E)                    1,998
     327,128     Dreyfus Cash Management Fund, Institutional
                 Shares, 1.570%                                                            327
     998,983     Dreyfus Institutional Cash Advantage Fund, 1.486% (E)                     999
     327,128     Fidelity Institutional Money Market Portfolio,
                 Institutional Shares, 2.110%                                              327
   1,997,967     Goldman Sachs Financial Square Government Fund,
                 1.090% (E)                                                              1,998
     998,983     JPMorgan Prime Money Market Fund, 1.815% (E)                              999
   1,997,967     JPMorgan U.S. Government Money Market Fund,
                 0.962% (E)                                                              1,998
   1,997,967     Merrill Lynch Select Institutional Fund, 1.574% (E)                     1,998
                                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $13,641)                                                   13,641
                                                                                     ---------
                               REPURCHASE AGREEMENT (E) -- 0.1%

 $       153     Greenwich Capital Management 0.290%, dated 12/31/08, to be repurchased on 01/02/09, repurchase price $152,649
                 (collateralized by a U.S. Government obligation, par value
                 $152,345, 5.500%, 12/01/38, with a total market value of
                 $156,535)

TOTAL REPURCHASE AGREEMENT (Cost $153)                                                     153
                                                                                     ---------
TOTAL INVESTMENTS (Cost $126,344) -- 109.6%                                          $ 133,839
                                                                                     =========

Percentages are based on Net Assets of $121,976 ($ Thousands).

(A) Floating Rate Security -- The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2008. The maturity date shown is the next scheduled reset date.

(B)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(C) This security or portion of this security is on loan at December 31, 2008. The total value of securities on loan at December 31, 2008 was $12,614
      ($ Thousands).

(D) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008.

(E) These securities were purchased with cash collateral received from securities lending. The total value of such securities as of December 31, 2008 was $13,140 ($ Thousands).

(F)   The rate shown is the 7-day effective yield as of December 31, 2008.

(G) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At December 31, 2008, these securities amounted to $950 ($ Thousands), representing 0.8% of net assets of the Fund.

December 31, 2008                    31                www.bishopstreetfunds.com

High Grade Income Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

AMBAC -- American Municipal Bond Assurance Company

Cl -- Class

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Association

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

LLC -- Limited Liability Company

MTN -- Medium Term Note

RB -- Revenue Bond

REMIC -- Real Estate Mortgage Investment Conduit

Ser -- Series

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                       32

                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                      FUNDS

Hawaii Municipal Bond Fund

The financial market crisis and the weakening economy spread fear to municipal bond investors in 2008. Traditionally, municipal bonds have been viewed as a safe fixed income alternative. However, many municipal bond investors fled to safety in the treasury market as the full force of government intervention unfolded. The short end of the municipal curve was the beneficiary of the aggressive rate cuts by the Federal Open Market Committee. The long end of the curve, in contrast, was pummeled as investors feared that lower tax receipts would impair a municipality's ability to meet their debt payments. With the tenuous ability of the monoline insurers to cover debt obligations in the event of default, spreads for states with a weaker housing market and or weaker revenue streams widened dramatically.

Stronger performance for the year was garnered by high quality issuers in the short to intermediate part of the curve. Four to eight year general obligation bonds generated an approximate 5.5% return while the return on the long end of the curve was a negative 14.68%. Hawaii municipal bonds outperformed many other state bonds due to our high quality and fiscal discipline.

The broad municipal indices did not close the year with a positive return. The Barclays Municipal Bond Index generated a negative 2.47% return while the Lipper Other States Municipal Debt Funds Objective returned a negative 8.05%. The Bishop Street Hawaii Municipal Bond Fund outperformed its target benchmarks with a negative 1.02% return.

Looking ahead, we expect that the higher quality municipalities will be able to uphold their fiscal responsibility because of their budget cuts and reappropriation of revenues. Therefore, we continue to find value in municipal bonds as they are currently trading at historical highs as a percentage to treasury yields.

December 31, 2008                         33           www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                               PERFORMANCE COMPARISON

            Comparison of Change in the Value of a $10,000 Investment
         in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Municipal Bond Index, the Consumer Price Index
          and the Lipper Other States Municipal Debt Funds Objective.

                              (PERFORMANCE GRAPH)

                 Hawaii Municipal                                                          Lipper Other
                   Bond Fund,       Hawaii Municipal       Barclays         Consumer     States Municipal
                  Institutional       Bond Fund,           Municipal         Price         Debt Funds
                     Class I#           Class A#        Bond Index(1)++     Index(1)      Objective(1)
                 ----------------   ----------------   -----------------   -----------   ----------------
 12/31/98         $ 10,000           $  9,700            $ 10,000           $ 10,000       $  10,000
    12/99            9,735              9,418               9,794             10,267           9,568
    12/00           10,962             10,580              10,939             10,613          10,601
    12/01           11,428             11,017              11,499             10,778          11,050
    12/02           12,572             12,090              12,604             11,037          11,932
    12/03           13,235             12,696              13,274             11,244          12,482
    12/04           13,679             13,089              13,868             11,611          12,912
    12/05           14,023             13,384              14,356             12,004          13,247
    12/06           14,643             13,941              15,051             12,312          13,844
    12/07           15,004             14,250              15,556             12,814          14,111
    12/08           14,851             14,070              15,172             12,826          12,975

Past performance is not predictive of future performance.

# Account value if you reinvested income and capital gains.
(1) See page 4 for definition of comparative indices.
++ Barclays Capital recently announced the indexes' name changes in order to retire references to Lehman indexes. No changes are being made to the Funds' investment objectives, tickers or respective index methodologies in connection with these name changes.

                          AVERAGE ANNUAL TOTAL RETURNS+

  ONE        ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
  YEAR         3 YEAR        5 YEAR       10 YEAR      INCEPTION
 RETURN        RETURN        RETURN        RETURN       TO DATE
-------      ---------     ----------    ----------    ----------
(1.02)%         1.93%         2.33%         4.03%        4.92%       Class I
(1.27)%         1.68%         2.08%         3.79%*       4.74%*      Class A
(4.26)%         0.66%         1.45%         3.48%*       4.51%*      Clas A, with load**

* Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that represents performance of Class I Shares, which were offered beginning February 16, 1995. Class A Shares performance reflects the maximum front-end sales charge and Rule 12b-1 fees on Class A Shares, neither of which applies to Class I Shares.
**    Reflects 3.00% sales charge.
+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds                       34

Hawaii Municipal Bond Fund

                                   TOP TEN HOLDINGS+

                                                                            Percentage
                                                         Coupon  Maturity       of
                                                          Rate     Date    Investments
                                                         -----   --------  -----------
1.    Honolulu Hawaii City & County GO                   5.000%  07/01/17      2.1%
2.    Honolulu City & County GO                          5.000%  07/01/21      1.9%
3.    Hawaii State GO                                    5.250%  05/01/15      1.8%
4.    Hawaii State, Department of Budget & Finance RB    5.650%  10/01/27      1.7%
5.    Hawaii State, Housing Finance & Development RB     5.350%  07/01/18      1.6%
6.    Hawaii State Highway RB                            5.000%  07/01/16      1.6%
7.    Hawaii State GO                                    6.500%  12/01/13      1.5%
8.    Honolulu City & County, Board of Water Supply RB   4.750%  07/01/14      1.5%
9.    Honolulu Hawaii City & County GO                   5.000%  07/01/15      1.4%
10.   Hawaii State Highway RB                            5.000%  07/01/12      1.4%

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

General Obligation                            43.3%
Transportation                                13.6%
Housing                                        7.1%
Facilities                                     6.4%
Water                                          5.9%
Pollution Control                              4.6%
Airport                                        4.1%
Power                                          4.0%
Single-Family Housing                          3.4%
General Revenue                                2.4%
Utilities                                      1.9%
Medical                                        1.2%
Development                                    0.8%
Short-Term Investments                         0.7%
School District                                0.5%
Multi-Family Housing                           0.1%

+     Percentages are based on total investments.

December 31, 2008                         35           www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS

  Face
 Amount                                                                                           Value
  (000)                                                                                           (000)
---------                                                                                        -------
                                      MUNICIPAL BONDS -- 97.6%
Alabama -- 0.7%
            Alabama State, Federal Highway Finance Authority, Ser A,
            RB, MBIA Insured
$   1,000   5.000%, 03/01/16                                                                     $ 1,046
                                                                                                 -------
Arizona -- 0.9%
            Phoenix Civic Improvement, Ser A, RB
    1,435   5.000%, 07/01/21                                                                       1,425
                                                                                                 -------
California -- 0.8%
            Highland, Redevelopment Agency, Project Area No. 1, TA,
            AMBAC Insured
    1,440   5.650%, 12/01/24                                                                       1,268
                                                                                                 -------
Georgia -- 0.5%
            Main Street, Natural Gas, Ser B, RB
    1,000   5.000%, 03/15/18                                                                         790
                                                                                                 -------
Hawaii -- 82.8%
            Hawaii County, Hawaii, Ser A, GO
      505   5.000%, 07/15/21                                                                         517
    1,000   5.000%, 07/15/22                                                                       1,008
            Hawaii County, Refunding & Improvement Project, Ser A,
            GO, MBIA-Re-insures FGIC Insured
      450   5.600%, 05/01/12                                                                         490
      430   5.600%, 05/01/13                                                                         475
            Hawaii County, Ser A, GO, AMBAC Insured
    1,000   5.000%, 07/15/15                                                                       1,087
            Hawaii County, Ser A, GO, FSA Insured
      125   5.000%, 07/15/21                                                                         127
    1,500   5.000%, 07/15/23                                                                       1,510
            Hawaii County, Ser A, GO, MBIA Insured
    1,055   5.250%, 07/15/18                                                                       1,124
    1,000   5.000%, 07/15/24                                                                       1,004
            Hawaii State, Airport System, RB, AMT, MBIA Re-insures FGIC Insured
    1,000   5.750%, 07/01/15                                                                       1,008
      280   5.250%, 07/01/21                                                                         242
            Hawaii State, Airport System, Second Ser, RB, AMT, ETM
       50   6.900%, 07/01/12                                                                          53
            Hawaii State, Airport System, Ser B, RB, AMT, MBIA Re-insures
            FGIC Insured
    1,500   6.625%, 07/01/18                                                                       1,519
      500   6.000%, 07/01/19                                                                         489

Bishop Street Funds                   36

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                                                           Value
  (000)                                                                                           (000)
---------                                                                                        -------
Hawaii -- (continued)
            Hawaii State, Department of Budget & Finance,
            Chaminade University, RB, RADIAN
$   1,000   4.750%, 01/01/36                                                                     $   817
            Hawaii State, Department of Budget & Finance, Electric
            Company & Subsidiary Project, RB, AMT, MBIA Insured
      170   5.450%, 11/01/23                                                                         141
            Hawaii State, Department of Budget & Finance, Electric
            Company & Subsidiary Project, Ser A, RB, AMT, FGIC Insured
    1,500   4.800%, 01/01/25                                                                       1,170
            Hawaii State, Department of Budget & Finance, Electric
            Company & Subsidiary Project, Ser B, RB, AMT, XLCA Insured
    1,025   5.000%, 12/01/22                                                                         863
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, AMBAC Insured
      675   5.100%, 09/01/32                                                                         506
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, FGIC Insured
    1,000   4.650%, 03/01/37                                                                         567
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, MBIA Insured
    3,000   5.650%, 10/01/27                                                                       2,548
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser C, RB, AMT, AMBAC Insured
    1,000   6.200%, 11/01/29                                                                         907
            Hawaii State, Department of Budget & Finance, Mid Pacific
            Institute, RB, RADIAN
    1,000   5.000%, 01/01/26                                                                         893
    1,000   4.625%, 01/01/31                                                                         811
            Hawaii State, Department of Hawaiian Home Lands,
            Kapolei Office Facilities, Ser A, COP, FSA Insured
    2,000   5.000%, 11/01/31                                                                       1,884
            Hawaii State, Harbor System, Ser A, RB, AMT, FSA Insured
    2,025   5.750%, 07/01/17                                                                       2,102
      670   5.750%, 07/01/29                                                                         678
    1,210   5.700%, 07/01/16                                                                       1,260
    1,000   5.600%, 07/01/15                                                                       1,040
            Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC Insured
      200   5.500%, 07/01/19                                                                         208
            Hawaii State, Harbor System, Ser B, RB, AMT, FSA Insured
    1,000   5.000%, 01/01/13                                                                       1,043
            Hawaii State, Highway, RB, FSA Insured
    2,000   5.000%, 07/01/12                                                                       2,179

December 31, 2008                   37                 www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                                                           Value
  (000)                                                                                           (000)
---------                                                                                        -------
Hawaii -- (continued)
            Hawaii State, Highway, Ser A, RB, FSA Insured
$   1,725   5.000%, 07/01/21                                                                     $ 1,759
    1,565   5.000%, 07/01/22                                                                       1,583
    1,805   5.000%, 07/01/23                                                                       1,812
            Hawaii State, Highway, Ser B, RB, FSA Insured
    2,300   5.000%, 07/01/16                                                                       2,485
            Hawaii State, Housing Finance & Development, Ser A, RB,
            AMT, FNMA Collateral
    1,000   5.400%, 07/01/29                                                                         822
    2,500   5.350%, 07/01/18                                                                       2,489
            Hawaii State, Housing Finance & Development,
            Single-Family Housing, Ser A, RB, AMT, FNMA Collateral
      285   5.750%, 07/01/30                                                                         283
      620   5.400%, 07/01/30                                                                         502
            Hawaii State, Housing Finance & Development,
            Single-Family Housing, Ser B, RB, FNMA Collateral
    1,000   5.450%, 07/01/17                                                                       1,000
            Hawaii State, Housing Finance & Development, University
            of Hawaii Faculty Housing Project, RB, AMBAC Insured
      590   5.650%, 10/01/16                                                                         590
            Hawaii State, Kapolei Office Building, Ser A, COP, AMBAC Insured
    1,475   5.250%, 05/01/13                                                                       1,493
    1,000   5.000%, 05/01/16                                                                       1,012
    1,000   5.000%, 05/01/17                                                                       1,014
      500   5.000%, 05/01/18                                                                         507
            Hawaii State, No. 1 Capitol District State Office, COP, MBIA Insured
    1,000   5.200%, 05/01/14                                                                       1,028
            Hawaii State, RB
      500   5.500%, 01/01/25                                                                         515
            Hawaii State, Ser CL, GO, FGIC-TCRS Insured
    1,000   6.000%, 03/01/11                                                                       1,076
            Hawaii State, Ser CM, GO, MBIA Re-insures FGIC Insured
    2,000   6.500%, 12/01/13                                                                       2,338
            Hawaii State, Ser CU, GO, MBIA Insured
      550   5.750%, 10/01/12                                                                         579
            Hawaii State, Ser CU, GO, MBIA Insured, Pre-Refunded @ 100 (A)
       25   5.750%, 10/01/10                                                                          27
            Hawaii State, Ser CV, GO, MBIA Re-insures FGIC Insured
    1,620   5.375%, 08/01/19                                                                       1,669
    1,000   5.250%, 08/01/21                                                                       1,019
            Hawaii State, Ser CV, GO, MBIA Re-insures FGIC Insured
      475   5.375%, 08/01/18                                                                         496
            Hawaii State, Ser CX, GO, FSA Insured
    1,000   5.500%, 02/01/16                                                                       1,063
    1,000   5.500%, 02/01/21                                                                       1,036

Bishop Street Funds                       38

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                  (continued)

  Face
 Amount                                                                                           Value
  (000)                                                                                           (000)
---------                                                                                        -------
Hawaii -- (continued)
            Hawaii State, Ser CZ, GO, FSA Insured
$     225   5.250%, 07/01/16                                                                     $   238
            Hawaii State, Ser DB, GO, MBIA Insured
      200   5.250%, 09/01/15                                                                         217
            Hawaii State, Ser DD, GO, MBIA Insured
    2,500   5.250%, 05/01/15                                                                       2,733
    1,000   5.000%, 05/01/16                                                                       1,076
            Hawaii State, Ser DF, GO, AMBAC Insured
    1,250   5.000%, 07/01/21                                                                       1,289
       90   5.000%, 07/01/22                                                                          92
            Hawaii State, Ser DG, GO, AMBAC Insured
    1,000   5.000%, 07/01/16                                                                       1,091
            Hawaii State, Ser DJ, GO, AMBAC Insured
      500   5.000%, 04/01/13                                                                         544
      300   5.000%, 04/01/15                                                                         330
            Hawaii State, Ser DO, GO
    1,000   5.000%, 08/01/16                                                                       1,108
            Honolulu City & County, 1st Board Resolution, Senior Ser C, RB,
            MBIA Insured
    2,000   5.000%, 07/01/31                                                                       1,914
            Honolulu City & County, 2nd Board Resolution, Junior Ser A-1, RB,
            MBIA Insured
      815   5.000%, 07/01/22                                                                         824
      630   5.000%, 07/01/23                                                                         631
            Honolulu City & County, 2nd Board Resolution, Junior Ser B-1, RB,
            MBIA Insured
      865   5.000%, 07/01/23                                                                         867
            Honolulu City & County, Board of Water Supply, Ser A, RB,
            FGIC Insured, Pre-Refunded @ 100 (A)
    1,700   4.750%, 07/01/14                                                                       1,925
    2,000   4.750%, 07/01/14                                                                       2,264
            Honolulu City & County, Board of Water Supply, Ser A, RB,
            MBIA Re-insures FGIC Insured
    2,000   5.000%, 07/01/33                                                                       1,940
            Honolulu City & County, Board of Water Supply, Ser B, RB,
            AMT, MBIA Insured
    1,000   5.250%, 07/01/20                                                                         976
    1,000   5.250%, 07/01/21                                                                         952
      325   5.000%, 07/01/15                                                                         332
            Honolulu City & County, GO, ETM, FGIC Insured
    1,000   6.000%, 12/01/12                                                                       1,149

December 31, 2008                    39                www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                             SCHEDULE OF INVESTMENTS
                                   (continued)

  Face
 Amount                                                                                           Value
  (000)                                                                                           (000)
---------                                                                                        -------
Hawaii -- (continued)
            Honolulu City & County, Junior Ser A-1, RB, MBIA Insured
$     200   4.500%, 07/01/13                                                                     $   212
            Honolulu City & County, Ser A, GO
       55   6.000%, 01/01/10                                                                          58
    1,000   5.750%, 04/01/12                                                                       1,100
            Honolulu City & County, Ser A, GO, MBIA Insured
      625   5.250%, 03/01/17                                                                         660
      500   5.250%, 03/01/28                                                                         500
    1,100   5.000%, 07/01/14                                                                       1,222
    2,800   5.000%, 07/01/21                                                                       2,886
    1,730   5.000%, 07/01/26                                                                       1,726
            Honolulu City & County, Ser B, GO, MBIA Insured
    1,500   5.000%, 07/01/16                                                                       1,643
            Honolulu City & County, Ser B, RB, MBIA Insured
      735   4.250%, 07/01/17                                                                         779
            Honolulu City & County, Ser C, GO, MBIA Insured
      500   5.000%, 07/01/16                                                                         549
            Honolulu City & County, Ser C, GO, MBIA Re-insures FGIC Insured
    1,865   5.125%, 07/01/15                                                                       1,902
    1,020   5.125%, 07/01/17                                                                       1,038
            Honolulu City & County, Ser D, GO, AMT, MBIA Re-insures FGIC Insured
      245   4.850%, 02/01/10                                                                         252
            Honolulu City & County, Ser D, GO, MBIA Insured
      885   5.000%, 07/01/19                                                                         932
    1,700   5.000%, 07/01/23                                                                       1,725
            Honolulu City & County, Ser E, GO, MBIA Re-insures FGIC Insured
    1,500   5.250%, 07/01/20                                                                       1,590
            Honolulu City & County, Ser F, GO, FSA-Credit FGIC Insured
      820   5.000%, 07/01/24                                                                         842
            Honolulu City & County, Waipahu Towers Project, Ser A,
            RB, AMT, GNMA Collateral
      200   6.900%, 06/20/35                                                                         205
            Honolulu Hawaii City & County, Senior Ser A, RB, MBIA Insured
      500   5.000%, 07/01/20                                                                         521
    1,000   5.000%, 07/01/36                                                                         938
            Honolulu Hawaii City & County, Ser A, GO, MBIA Insured
    1,000   5.250%, 03/01/20                                                                       1,030
    1,500   5.250%, 03/01/24                                                                       1,522
            Honolulu Hawaii City & County, Ser A, RB, FSA Insured
    1,000   5.000%, 07/01/23                                                                       1,006

Bishop Street Funds                       40

Hawaii Municipal Bond Fund

                               SCHEDULE OF INVESTMENTS
                                   (continued)

 Face
 Amount                                                                 Value
 (000)                                                                  (000)
--------                                                              ---------
Hawaii -- (continued)
           Honolulu Hawaii City & County, Ser B, GO, MBIA Insured
$  2,000   5.000%, 07/01/15                                           $   2,190
   2,950   5.000%, 07/01/17                                               3,155
           Kauai County, Ser A, GO, MBIA Insured
   1,500   5.000%, 08/01/25                                               1,505
           Kauai County, Ser A, GO, MBIA Re-insures FGIC Insured
   1,610   5.000%, 08/01/21                                               1,638
   1,440   5.000%, 08/01/23                                               1,436
           Maui County, GO, MBIA Insured
     100   5.000%, 03/01/17                                                 108
   1,100   5.000%, 03/01/24                                               1,117
           Maui County, Hawaii, Ser A, GO
   1,000   5.000%, 07/01/19                                               1,068
           Maui County, Ser A, GO
     260   5.375%, 03/01/12                                                 276
           Maui County, Ser A, GO, FSA Insured
   1,000   3.500%, 07/01/16                                               1,030
           Maui County, Ser A, GO, MBIA Insured
   1,000   4.750%, 07/01/25                                                 966
           Maui County, Ser A, GO, Pre-Refunded @ 100 (A)
     225   5.375%, 03/01/11                                                 243
           Maui County, Ser B, GO, MBIA Insured
     500   5.000%, 07/01/16                                                 561
     500   5.000%, 09/01/17                                                 534
           University of Hawaii, Ser A, RB, AGC MBIA Insured
   1,400   5.000%, 10/01/23                                               1,416
           University of Hawaii, Ser A, RB, FGIC Insured,
           Pre-Refunded @ 100 (A)
   1,605   5.500%, 07/15/12                                               1,806
     500   5.125%, 07/15/12                                                 556
           University of Hawaii, Ser A, RB, MBIA Insured
     150   5.000%, 07/15/19                                                 158
     975   5.000%, 07/15/21                                               1,000
     150   5.000%, 07/15/22                                                 153
           University of Hawaii, Ser B, RB, FSA Insured
     320   5.250%, 10/01/16                                                 336
     775   5.250%, 10/01/17                                                 810
                                                                      ---------
                                                                        127,859
                                                                      ---------

December 31, 2008                     41               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                            SCHEDULE OF INVESTMENTS
                                   (continued)

 Face
 Amount                                                                 Value
 (000)                                                                  (000)
--------                                                              ---------
Illinois -- 1.5%
           Chicago O'Hare International Airport, General Airport,
           Ser E, RB, CIFG Insured
$  1,550   5.250%, 01/01/22                                           $   1,468
           Illinois State, Finance Authority, Hospital Sisters
           Services, Ser A, RB
   1,000   5.000%, 03/15/27                                                 853
                                                                      ---------
                                                                          2,321
                                                                      ---------
Indiana -- 1.8%
           Indiana Finance Authority, Highway Revenue, Ser A, RB,
   1,200   4.500%, 06/01/27                                               1,042
           Indiana State, Health & Educational Facilities Financing
           Authority, Clarion Health Obligation, Ser A, RB
   1,500   5.000%, 02/15/39                                                 960
           Wayne Township School Building, RB, MBIA Re-insures FGIC
           Insured
   1,000   3.500%, 07/15/24                                                 811
                                                                      ---------
                                                                          2,813
                                                                      ---------
Massachusetts -- 0.3%
           Massachusetts State, Water Resources Authority, Ser J, RB
     565   5.000%, 08/01/42                                                 529
                                                                      ---------
Nevada -- 0.7%
           Las Vegas New Convention & Visitors Authority, RB,
           AMBAC Insured
   1,055   5.000%, 07/01/28                                               1,028
                                                                      ---------
New Mexico -- 0.4%
           New Mexico Finance Authority, Ser B, RB,
           AMBAC Insured
     500   5.000%, 06/15/13                                                 550
                                                                      ---------
Oklahoma -- 2.2%
           Durant Community Facilities Authority, GO, XLCA Insured
   1,730   5.750%, 11/01/24                                               1,775
           Tulsa Industrial Authority, University of Tulsa, RB
   2,000   5.000%, 10/01/37                                               1,639
                                                                      ---------
                                                                          3,414
                                                                      ---------

Bishop Street Funds                   42

Hawaii Municipal Bond Fund

                            SCHEDULE OF INVESTMENTS
                                   (continued)


Face Amount
  Shares                                                                           Value
  (000)/                                                                           (000)
-----------                                                                     ----------
Puerto Rico -- 1.3%
           Commonwealth of Puerto Rico, GO, MBIA Insured
$  1,500   6.000%, 07/01/15                                                     $   1,461
           Commonwealth of Puerto Rico, Public Improvement, GO,
           FSA Insured, Pre-Refunded @ 100 (A)
      55   5.000%, 07/01/11                                                            60
           Puerto Rico, Electric Power Authority, Ser HH, RB, FSA
           Insured, Pre-Refunded @ 101 (A)
     500   5.250%, 07/01/10                                                           534
                                                                                ---------
                                                                                    2,055
                                                                                ---------
South Carolina -- 1.3%
           Edisto Beach, GO
     735   5.000%, 04/01/37                                                           701
           Sumter South Carolina, Waterworks & Sewer Improvement
           Systems, RB, XLCA Insured
     500   5.000%, 12/01/21                                                           502
     840   5.000%, 12/01/24                                                           811
                                                                                ---------
                                                                                    2,014
                                                                                ---------
Texas -- 2.4%
           Alamo Community College District, GO, MBIA Re-insures
           MBIA FGIC Insured
   1,000   4.500%, 08/15/26                                                           918
           North Texas Tollway Authority, RB, Assured Guarantee Insured (B)
   5,000   5.295%, 01/01/30                                                         1,298
           University of Texas, Permanent University Fund, Ser B, RB
   1,600   4.500%, 07/01/33                                                         1,411
                                                                                ---------
                                                                                    3,627
                                                                                ---------
TOTAL MUNICIPAL BONDS (Cost $156,416)                                             150,739
                                                                                ---------
                       CASH EQUIVALENTS (C) -- 0.7%

 572,473   Dreyfus Tax-Exempt Cash Management Fund,
           Institutional Shares, 1.390%                                               572
 572,473   Fidelity Institutional Tax-Exempt Portfolio,
           Institutional Shares, 0.930%                                               572
                                                                                ---------
TOTAL CASH EQUIVALENTS (Cost $1,144)                                                1,144
                                                                                ---------
TOTAL INVESTMENTS (Cost $157,560) -- 98.3%                                      $ 151,883
                                                                                =========

December 31, 2008                     43               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

                            SCHEDULE OF INVESTMENTS
                                   (continued)

Percentages are based on Net Assets of $154,514 ($ Thousands).

(A)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.

(B) Zero Coupon Security -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)   The rate reported is the 7-day effective yield as of December 31, 2008.

AGC -- Assured Guarantee Insurance

AMBAC -- American Municipal Bond Assurance Company

AMT -- Alternative Minimum Tax

CIFG -- CIFG Assurance North America, Inc.

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FGIC -- Financial Guarantee Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GNMA -- Government National Mortgage Association

GO -- General Obligation

MBIA -- Municipal Bond Investors Assurance

RADIAN -- Radian Guarantee

RB -- Revenue Bond

Ser -- Series

TA -- Tax Allocation

TCRS -- Tax Credit Return Summary

XLCA -- XL Capital

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                   44

                                 BISHOP STREET
                             MANAGEMENT DISCUSSION
                                      FUNDS

Government Money Market & Treasury Money Market Funds

2008 proved to be a challenging year for the money market industry. A banking crisis developed mid-year resulting in short term funding difficulties for the financial industry. Investors shunned short term credit securities for the safety of U.S. Treasury Bills, driving yields to single digits. The commercial paper markets were frozen leaving issuers unable to fund short term obligations in the traditional manner. The U.S. Treasury intervened through the adoption of several programs aimed at providing liquidity to both holders and issuers of commercial paper. The short term credit markets responded positively with yield spreads contracting into year end.

Tight credit markets, declining home prices and rising unemployment negatively impacted U.S. growth. Consumption fell significantly as it became apparent that the economy had slipped into recession. Despite the positive effects of falling energy prices, real GDP declined below zero in the second half of the year with indications of additional contraction in early 2009.

Demand for government securities depressed yields on short term securities. Federal Funds traded at near zero levels throughout the fourth quarter. The Federal Open Market Committee announced a reduction in the target funds rate to a range between 0 and 25 basis points. Additional stimulus will involve the direct purchase of assets by U.S. Treasury, similar in concept to Bank of Japan's quantitative easing introduced in the early 2000's.

December 31, 2008                     45               www.bishopstreetfunds.com

                                 BISHOP STREET
                             MANAGEMENT DISCUSSION
                                      FUNDS

During the year the Money Market and Treasury Money Market Funds (the "Funds") were managed in a very conservative fashion. The allocation to commercial paper and bank deposits was eliminated in favor of government securities. The maturities of the portfolios were extended slightly to take advantage of yield opportunities further out the yield curve. Given the uncertain environment maturities were structured in a laddered format across the curve to allow for continued opportunities to reinvest at attractive yield levels. Meanwhile, we continue to strive to improve the yield of the Funds while maintaining a high level of credit quality.

Bishop Street Funds                   46

Government Money Market Fund

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

U.S. Government Agency Obligations               83.0%
U.S. Treasury Obligations                         9.5%
Repurchase Agreements                             7.5%

+     Percentages are based on total investments.

                            SCHEDULE OF INVESTMENTS

 Face
 Amount                                                                 Value
 (000)                                                                  (000)
--------                                                              ---------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- 83.0%

           FHLB
$ 10,000   1.990%, 02/18/09                                           $   9,986
  13,000   1.990%, 02/27/09                                              12,959
   2,836   1.307%, 03/30/09                                               2,827
   2,500   1.203%, 01/05/09                                               2,500
   7,000   1.153%, 01/26/09                                               6,994
   5,134   1.054%, 03/13/09                                               5,123
   2,000   1.053%, 02/03/09                                               2,000
   8,000   0.781%, 01/15/09                                               7,998
   5,000   0.601%, 02/23/09                                               4,996
   3,000   0.550%, 01/12/09                                               2,999
   1,100   0.150%, 04/01/09                                               1,100
   1,000   0.120%, 03/31/09                                               1,000
   1,060   0.100%, 03/12/09                                               1,060
   7,000   0.070%, 01/13/09                                               7,000
   3,400   0.040%, 01/07/09                                               3,400
   6,100   0.010%, 03/06/09                                               6,100
           FHLMC
   5,000   1.457%, 02/27/09                                               4,989
  15,000   1.389%, 02/17/09                                              14,973
   2,000   1.310%, 06/23/09                                               1,987
   5,000   1.054%, 04/28/09                                               4,983
   5,000   1.004%, 04/17/09                                               4,985
   5,000   0.954%, 04/21/09                                               4,985
   2,070   0.601%, 02/11/09                                               2,069
   8,000   0.451%, 05/20/09                                               7,986
   3,250   0.320%, 04/22/09                                               3,247
   1,850   0.300%, 04/14/09                                               1,848
   6,000   0.240%, 03/16/09                                               5,997
   1,965   0.130%, 04/01/09                                               1,964

December 31, 2008                     47               www.bishopstreetfunds.com

Government Money Market Fund

                            SCHEDULE OF INVESTMENTS
                                   (continued)

 Face
 Amount                                                                 Value
 (000)                                                                  (000)
--------                                                              ---------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- (continued)

           FNMA
$  3,000   1.224%, 02/17/09                                           $   2,995
   3,000   1.166%, 05/13/09                                               2,987
   3,000   1.156%, 05/01/09                                               2,988
   4,500   1.003%, 03/16/09                                               4,491
  15,000   0.935%, 01/26/09                                              14,990
   9,000   0.150%, 02/23/09                                               8,998
   5,000   0.150%, 03/11/09                                               4,999
   6,020   0.150%, 04/01/09                                               6,018
                                                                      ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $186,521)                186,521
                                                                      ---------

                      U.S. TREASURY OBLIGATIONS (A) -- 9.6%

           U.S. Cash Management Bills
   2,500   1.581%, 04/29/09                                               2,494
           U.S. Treasury Bills
   5,000   1.250%, 01/29/09                                               4,995
   7,000   0.686%, 04/23/09                                               6,962
   7,000   0.455%, 01/22/09                                               6,998
                                                                      ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,449)                           21,449
                                                                      ---------

                          REPURCHASE AGREEMENTS -- 7.4%

  11,000   Bank of America 0.080%, dated 12/31/08, to be repurchased
           on 01/02/09, repurchase  price $11,000,049 (collateralized by a U.S. Government obligation, par value $15,568,521,
           5.000%, 07/01/35, with a total market value of $11,220,000)   11,000
   5,700   Barclays Bank 0.040%, dated 12/31/08, to be repurchased
           on 01/02/09, repurchase price $5,700,013 (collateralized
           by a U.S. Government obligation, par value $5,827,768,
           4.000%, 09/01/23, with a total market value of $5,814,000)     5,700
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS (Cost $16,700)                               16,700
                                                                      ---------
TOTAL INVESTMENTS (Cost $224,670)+ -- 100.0%                          $ 224,670
                                                                      =========

Bishop Street Funds                   48

Government Money Market Fund

                               SCHEDULE OF INVESTMENTS
                                   (continued)

Percentages are based on Net Assets of $224,611 ($ Thousands).

+ For Federal tax purposes, the Fund's aggregate tax cost is equal to book cost

(A) The rate reported on the Schedule of Investments is the effective yield at time of purchase.

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     49               www.bishopstreetfunds.com

Treasury Money Market Fund

SECTOR WEIGHTINGS (UNAUDITED)+

(BAR CHART)

Repurchase Agreements            62.6%
U.S. Treasury Obligations        37.4%

+     Percentages based on total investments.

                            SCHEDULE OF INVESTMENTS

 Face
 Amount                                                                 Value
 (000)                                                                  (000)
--------                                                              ---------
                     U.S. TREASURY OBLIGATIONS (A) -- 37.4%

           U.S. Cash Management Bills
$ 10,000   1.581%, 04/29/09                                           $    9,974
   8,000   0.939%, 05/15/09                                                7,972
           U.S. Treasury Bills
  10,000   0.686%, 04/23/09                                                9,973
   2,000   0.427%, 10/22/09                                                1,993
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,912)                            29,912
                                                                      ----------


                         REPURCHASE AGREEMENTS -- 62.5%

  25,000   Bank of America 0.010%, dated 12/31/08, to be
           repurchased on 01/02/09, repurchase price $ 25,000,014
           (collateralized by a U.S. Treasury obligation, par value
           $18,233,500, 4.500%, 05/15/38, with a total market value
           of $ 25,500,065)                                               25,000
  25,000   Barclays Bank 0.010%, dated 12/31/08, to be repurchased
           on 01/02/09, repurchase price $25,000,014
           (collateralized by a U.S. Treasury obligation, par value
           $21,233,800, 3.000%, 07/15/12, with a total market
           value of $25,500,080)                                          25,000
                                                                      ----------
TOTAL REPURCHASE AGREEMENTS (Cost $50,000)                                50,000
                                                                      ----------
TOTAL INVESTMENTS (Cost $79,912)+ -- 99.9%                            $   79,912
                                                                      ==========

Percentages are based on Net Assets of $79,967 ($ Thousands).

  + For Federal tax purposes, the Fund's aggregate tax cost is equal to book cost

(A) The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                   50

Bishop Street Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                 (In Thousands)

                                                                         Large          High
                                                         Strategic     Cap Core         Grade
                                                           Growth       Equity         Income
                                                           Fund          Fund           Fund
-----------------------------------------------------------------------------------------------
ASSETS:
     Investments, at Cost                                $  80,334    $  90,426       $ 126,191
     Repurchase Agreements, at Cost                             --          153             153
===============================================================================================
     Investments, at Value                               $  61,844    $  64,605(1)    $ 133,686(1)
     Repurchase Agreements, at Value                            --          153             153
     Receivable for Investment Securities Sold                 379          225              --
     Dividends and Interest Receivable                          78          102           1,631
     Receivable for Fund Shares Sold                             1           --               3
     Prepaid Expenses                                            1            1               2
-----------------------------------------------------------------------------------------------
        Total Assets                                        62,303       65,086         135,475
-----------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund Shares Redeemed                            1           --              52
     Income Distribution Payable                                --           --             202
     Collateral on Securities Loaned                            --       13,166          13,140
     Advisory Fees Payable                                      38           37              50
     Administrative Fees Payable                                 6            5              13
     Shareholder Servicing Fees Payable                          5            4              11
     Chief Compliance Officer Fees Payable                      --           --               1
     Other accrued Expenses Payable                             16           15              30
-----------------------------------------------------------------------------------------------
        Total Liabilities                                       66       13,227          13,499
-----------------------------------------------------------------------------------------------
Net Assets                                               $  62,237    $  51,859       $ 121,976
===============================================================================================
     Fund Shares                                         $  87,678    $  86,424       $ 115,515
     Undistributed Net Investment Income                         2           --               2
     Accumulated Net Realized Loss on Investments           (6,953)      (8,744)         (1,036)
     Net Unrealized Appreciation (Depreciation) on
     Investments                                           (18,490)     (25,821)          7,495
-----------------------------------------------------------------------------------------------
Net Assets                                               $  62,237    $  51,859       $ 121,976
===============================================================================================
Class I Shares:
     Net Assets                                          $  62,237    $  51,859       $ 121,976
     Outstanding Shares of Beneficial Interest
        (unlimited authorization -- no par value)            7,702        8,609          11,547
     Net Asset Value, Offering and Redemption Price
     Per Share
        (Net Assets / Shares Outstanding)                $    8.08    $    6.02       $   10.56
===============================================================================================

(1) Included in "Investments, at Value" is the market value of securities on loan in the amounts of $12,852 ($ Thousands), and $12,614 ($ Thousands) for the Large Cap Core Equity and High Grade Income Funds, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     51               www.bishopstreetfunds.com

Bishop Street Funds
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                 (In Thousands)

                                                            Hawaii    Government    Treasury
                                                          Municipal     Money        Money
                                                            Bond        Market       Market
                                                            Fund        Fund         Fund
--------------------------------------------------------------------------------------------
ASSETS:
     Investments, at Cost                                $ 157,560    $ 207,970    $  29,912
     Repurchase Agreements, at Cost                             --       16,700       50,000
============================================================================================
     Investments, at Value                               $ 151,883    $ 207,970    $  29,912
     Repurchase Agreements, at Value                            --       16,700       50,000
     Cash                                                       --           32           96
     Interest Receivable                                     3,018           --           --
     Receivable for Fund Shares Sold                           146           61           --
     Prepaid Expenses                                            2            3            2
--------------------------------------------------------------------------------------------
          Total Assets                                     155,049      224,766       80,010
--------------------------------------------------------------------------------------------
LIABILITIES:
     Income Distribution Payable                               422           16            3
     Advisory Fees Payable                                      43           26           12
     Shareholder Servicing Fees Payable                         13           20           --
     Administrative Fees Payable                                 9           25            9
     Distribution Fees Payable                                   5           12           --
     Chief Compliance Officer Fees Payable                       1            2            1
     Other accrued Expenses Payable                             42           54           18
--------------------------------------------------------------------------------------------
          Total Liabilities                                    535          155           43
--------------------------------------------------------------------------------------------
Net Assets                                               $ 154,514    $ 224,611    $  79,967
============================================================================================
     Fund Shares                                         $ 160,594    $ 224,625    $  79,886
     Undistributed Net Investment Income                        10           --           22
     Accumulated Net Realized Gain (Loss) on
     Investments                                              (413)         (14)          59
     Net Unrealized Depreciation on Investments             (5,677)          --           --
--------------------------------------------------------------------------------------------
Net Assets                                               $ 154,514    $ 224,611    $  79,967
============================================================================================
Class I Shares:
     Net Assets                                          $ 130,807    $ 164,165    $  79,967
     Outstanding Shares of Beneficial Interest
          (unlimited authorization -- no par value)         13,014      164,186       79,887
     Net Asset Value, Offering and Redemption Price
          Per Share -- Class I
          (Net Assets / Shares Outstanding)              $   10.05    $    1.00    $    1.00
============================================================================================
Class A Shares:
     Net Assets                                          $  23,707    $  60,446    $      --
     Outstanding Shares of Beneficial Interest
          (unlimited authorization -- no par value)          2,358       60,442           --
     Net Asset Value, Offering and Redemption Price
          Per Share -- Class A
          (Net Assets / Shares Outstanding)              $   10.05    $    1.00    $      --
============================================================================================
     Maximum Offering Price Per Shares -- Class A
          ($10.05 / 97.00%)                              $   10.36           --           --
============================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                   52

Bishop Street Funds

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2008
                                 (In Thousands)

                                                                                    Large        High
                                                                     Strategic    Cap Core      Grade
                                                                       Growth      Equity       Income
                                                                        Fund        Fund         Fund
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                                                   $     837    $   1,471    $      38
   Interest Income                                                          --           --        6,338
   Securities Lending, Net of commissions paid to lending agent             --           14          201

   Less: Foreign Taxes Withheld                                             (1)          (1)          --
--------------------------------------------------------------------------------------------------------
   Total Investment Income                                                 836        1,484        6,577
--------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                                                 710          581          725
   Shareholder Servicing Fee                                               240          196          330
   Administrative Fees                                                     192          157          264
   Chief Compliance Officer Fees                                            --           --            1
   Transfer Agent Fees                                                      38           36           43
   Professional Fees                                                        22           19           33
   Printing Fees                                                             8            7           16
   Custody Fees                                                              8            6           10
   Trustees' Fees                                                            7            5            8
   Line of Credit                                                            5            3           --
   Registration Fees                                                         3            3            3
   Miscellaneous Expenses                                                    4            9           23
--------------------------------------------------------------------------------------------------------
   Total Expenses                                                        1,237        1,022        1,456
--------------------------------------------------------------------------------------------------------
   Less Waivers:
     Investment Adviser Fees                                                --          (13)        (150)
     Shareholder Servicing Fees                                           (144)        (118)        (198)
     Administrative Fees                                                   (78)         (64)        (106)
--------------------------------------------------------------------------------------------------------
        Total Waivers                                                     (222)        (195)        (454)
--------------------------------------------------------------------------------------------------------
   Total Net Expenses                                                    1,015          827        1,002
--------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                           (179)         657        5,575
--------------------------------------------------------------------------------------------------------
Net Realized Loss on Investments                                        (6,780)      (8,415)         (29)
Change in Unrealized Appreciation
   (Depreciation) on Investments                                       (40,393)     (31,430)       4,542
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                 (47,173)     (39,845)       4,513
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from
Operations                                                           $ (47,352)   $ (39,188)   $  10,088
--------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     53               www.bishopstreetfunds.com

Bishop Street Funds

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2008
                                 (In Thousands)

                                                           Hawaii     Government   Treasury
                                                          Municipal     Money        Money
                                                            Bond        Market      Market
                                                            Fund         Fund        Fund
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                                       $   7,329    $   6,336    $   2,464
   Dividend Income                                              19           --           --
--------------------------------------------------------------------------------------------
   Total Investment Income                                   7,348        6,336        2,464
--------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                                     576          705          385
   Shareholder Servicing Fee                                   412          587          321
   Administrative Fees                                         329          470          257
   Distribution Fees, Class A                                   67          172           --
   Chief Compliance Officer Fees                                 1            2           --
   Transfer Agent Fees                                          70           89           49
   Professional Fees                                            41           91           48
   Printing Fees                                                20           30           13
   Custody Fees                                                 13           18           10
   Trustees' Fees                                               10           14            8
   Registration Fees                                             4            6            4
   Line of Credit                                                1           --           --
   Treasury Guarantee Program                                   --           22           --
   Miscellaneous Expenses                                       32           34           17
--------------------------------------------------------------------------------------------
   Total Expenses                                            1,576        2,240        1,112
--------------------------------------------------------------------------------------------
   Less Waivers:
        Investment Adviser Fees                               (143)        (328)        (104)
        Shareholder Servicing Fees                            (247)        (352)        (203)
        Administrative Fees                                   (213)        (189)        (249)
--------------------------------------------------------------------------------------------
          Total Waivers                                       (603)        (869)        (556)
--------------------------------------------------------------------------------------------
     Total Net Expenses                                        973        1,371          556
--------------------------------------------------------------------------------------------
   Net Investment Income                                     6,375        4,965        1,908
--------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments                       (373)           5           59
Change in Unrealized Depreciation on Investments            (7,800)          --           --
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      (8,173)           5           59
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from
Operations                                               $  (1,798)   $   4,970    $   1,967
============================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                   54

Bishop Street Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the years ended December 31,
                                 (In Thousands)

                                                               Strategic                Large Cap Core
                                                              Growth Fund                Equity Fund
----------------------------------------------------------------------------------------------------------
                                                            2008         2007         2008         2007
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income (Loss)                          $    (179)   $    (298)   $     657    $      404
   Net Realized Gain (Loss) on Investments                  (6,780)      19,654       (8,415)        5,352
   Change in Unrealized Depreciation on Investments        (40,393)      (6,388)     (31,430)         (407)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
     from Operations                                       (47,352)      12,968      (39,188)        5,349
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                             --           --         (663)         (404)
   Capital Gains:
     Class I Shares                                         (1,792)     (18,469)        (405)       (5,563)
----------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                      (1,792)     (18,469)      (1,068)       (5,967)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                             7,881       11,212        7,026        11,637
     Reinvestments of Cash Distributions                     1,339       13,283          802         4,516
     Cost of Shares Redeemed                               (24,223)     (35,539)     (17,055)      (17,043)
----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets From
   Capital Share Transactions                              (15,003)     (11,044)      (9,227)         (890)
----------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                            (64,147)     (16,545)     (49,483)       (1,508)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                     126,384      142,929      101,342       102,850
----------------------------------------------------------------------------------------------------------
     End of Year                                         $  62,237    $ 126,384    $  51,859    $  101,342
==========================================================================================================
Undistributed Net Investment Income                      $       2    $       2    $      --    $       --
==========================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                             713          733          906         1,053
     Shares Issued in Lieu of Cash Distributions               110          933          100           422
     Shares Redeemed                                        (2,118)      (2,301)      (2,014)       (1,542)
----------------------------------------------------------------------------------------------------------
Net Decrease in Shares Outstanding from
   Share Transactions                                       (1,295)        (635)      (1,008)          (67)
==========================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     55               www.bishopstreetfunds.com

Bishop Street Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the years ended December 31,
                                 (In Thousands)

                                                               High Grade             Hawaii Municipal
                                                               Income Fund                Bond Fund
----------------------------------------------------------------------------------------------------------
                                                            2008         2007         2008          2007
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                 $   5,575    $   5,904    $   6,375    $    6,671
   Net Realized Gain (Loss) on Investments                     (29)        (237)        (373)          502
   Change in Unrealized Appreciation (Depreciation)
     on Investments                                          4,542        3,129       (7,800)       (3,000)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
     from Operations                                        10,088        8,796       (1,798)        4,173
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                         (5,571)      (5,901)      (5,387)       (5,627)
     Class A Shares                                             --           --         (980)       (1,099)
   Capital Gains:
     Class I Shares                                             --           --           --          (665)
     Class A Shares                                             --           --           --          (134)
----------------------------------------------------------------------------------------------------------
        Total Dividends and Distributions                   (5,571)      (5,901)      (6,367)       (7,525)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                            15,292       17,815       13,137        23,661
     Reinvestments of Cash Distributions                     3,249        3,274          685           818
     Cost of Shares Redeemed                               (37,305)     (29,209)     (20,981)      (15,222)
----------------------------------------------------------------------------------------------------------
        Total Class I Capital Share Transactions           (18,764)      (8,120)      (7,159)        9,257
----------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                --           --        1,938         1,924
     Reinvestments of Cash Distributions                        --           --          423           540
     Cost of Shares Redeemed                                    --           --       (6,466)       (3,180)
----------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions                --           --       (4,105)         (716)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                              (18,764)      (8,120)     (11,264)        8,541
----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 (14,247)      (5,225)     (19,429)        5,189
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                     136,223      141,448      173,943       168,754
----------------------------------------------------------------------------------------------------------
     End of Year                                         $ 121,976    $ 136,223    $ 154,514    $  173,943
==========================================================================================================
Undistributed Net Investment Income                      $       2    $       2    $      10    $        2
==========================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                           1,504        1,789        1,294         2,226
     Shares Issued in Lieu of Cash Distributions               320          329           67            77
     Shares Redeemed                                        (3,693)      (2,934)      (2,064)       (1,434)
----------------------------------------------------------------------------------------------------------
        Total Class I Share Transactions                    (1,869)        (816)        (703)          869
----------------------------------------------------------------------------------------------------------
   Class A Shares:
     Shares Issued                                              --           --          188           181
     Shares Issued in Lieu of Cash Distributions                --           --           41            51
     Shares Redeemed                                            --           --         (628)         (300)
----------------------------------------------------------------------------------------------------------
        Total Class A Share Transactions                        --           --         (399)          (68)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding
   from Share Transactions                                  (1,869)        (816)      (1,102)          801
==========================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds                   56

Bishop Street Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
                        For the years ended December 31,
                                 (In Thousands)

                                                               Government
                                                              Money Market             Treasury Money
                                                                  Fund                   Market Fund
----------------------------------------------------------------------------------------------------------
                                                           2008         2007          2008          2007
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                 $   4,965    $  10,658    $   1,908    $    7,077
   Net Realized Gain on Investments                              5            3           59           121
----------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations          4,970       10,661        1,967         7,198
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                         (3,629)      (7,832)      (1,908)       (7,077)
     Class A Shares                                         (1,336)      (2,826)          --            --
   Capital Gains:
     Class I Shares                                             --           --           --           (42)
----------------------------------------------------------------------------------------------------------
        Total Dividends and Distributions                   (4,965)     (10,658)      (1,908)       (7,119)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I Shares:
     Proceeds from Shares Issued                           497,017      428,470      497,540       543,810
     Reinvestments of Cash Distributions                       952          305          267            11
     Cost of Shares Redeemed                              (513,532)    (408,095)    (565,411)     (554,752)
----------------------------------------------------------------------------------------------------------
        Total Class I Capital Share Transactions           (15,563)      20,680      (67,604)      (10,931)
----------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                            93,907      110,288           --           --
     Reinvestments of Cash Distributions                     1,336        2,826           --           --
     Cost of Shares Redeemed                               (98,367)    (108,760)          --           --
----------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions            (3,124)       4,354           --           --
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                         (18,687)      25,034      (67,604)      (10,931)
----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 (18,682)      25,037      (67,545)      (10,852)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                     243,293      218,256      147,512       158,364
----------------------------------------------------------------------------------------------------------
     End of Year                                         $ 224,611    $ 243,293    $  79,967    $  147,512
==========================================================================================================
Undistributed Net Investment Income                      $      --    $      --    $      22    $       --
==========================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     57               www.bishopstreetfunds.com

Bishop Street Funds
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the years ended December 31,

                                                                                                DIVIDENDS AND
                                                 INVESTMENT ACTIVITIES                       DISTRIBUTIONS FROM
                                              ----------------------------      TOTAL       ---------------------
                                 NET ASSET        NET        NET REALIZED     INVESTMENT                                 TOTAL
                                   VALUE,     INVESTMENT    AND UNREALIZED    ACTIVITIES        NET                    DIVIDENDS
                                 BEGINNING      INCOME      GAIN (LOSS) ON       FROM       INVESTMENT    CAPITAL         AND
                                 OF PERIOD    (LOSS) (1)      INVESTMENTS     OPERATIONS      INCOME       GAINS     DISTRIBUTIONS
                                 ---------    ----------    --------------    ----------    ----------    -------    -------------
STRATEGIC GROWTH FUND
CLASS I SHARES:
2008                               $ 14.05       $ (0.02)     $  (5.73)         $ (5.75)      $    --    $ (0.22)      $  (0.22)
2007                                 14.84         (0.03)         1.53             1.50            --      (2.29)         (2.29)
2006                                 14.35         (0.03)         1.41             1.38            --      (0.89)         (0.89)
2005                                 13.08         (0.05)         1.56             1.51            --      (0.24)         (0.24)
2004                                 11.93         (0.05)         1.20             1.15            --         --             --
LARGE CAP CORE EQUITY FUND
CLASS I SHARES:
2008                               $ 10.54       $  0.07      $  (4.47)         $ (4.40)      $ (0.07)   $ (0.05)      $  (0.12)
2007                                 10.62          0.04          0.52             0.56         (0.04)     (0.60)         (0.64)
2006(2)                              10.00          0.04          0.62             0.66         (0.04)        --          (0.04)
HIGH GRADE INCOME FUND
CLASS I SHARES:
2008                               $ 10.15       $  0.43      $   0.41          $  0.84       $ (0.43)   $    --       $  (0.43)
2007                                  9.94          0.44          0.21             0.65         (0.44)        --          (0.44)
2006                                 10.06          0.41         (0.12)            0.29         (0.41)        --          (0.41)
2005                                 10.33          0.39         (0.19)            0.20         (0.39)     (0.08)         (0.47)
2004                                 10.40          0.38         (0.03)            0.35         (0.38)     (0.04)         (0.42)
HAWAII MUNICIPAL BOND FUND
CLASS I SHARES:
2008                               $ 10.56       $  0.40      $  (0.51)         $ (0.11)      $ (0.40)   $    --       $  (0.40)
2007                                 10.77          0.42         (0.16)            0.26         (0.42)     (0.05)         (0.47)
2006                                 10.77          0.43          0.04             0.47         (0.43)     (0.04)         (0.47)
2005                                 11.02          0.43         (0.16)            0.27         (0.43)     (0.09)         (0.52)
2004                                 11.21          0.44         (0.07)            0.37         (0.44)     (0.12)         (0.56)
CLASS A SHARES:
2008                               $ 10.56       $  0.38      $  (0.51)         $ (0.13)      $ (0.38)   $    --       $  (0.38)
2007                                 10.77          0.39         (0.16)            0.23         (0.39)     (0.05)         (0.44)
2006                                 10.77          0.40          0.04             0.44         (0.40)     (0.04)         (0.44)
2005                                 11.02          0.41         (0.16)            0.25         (0.41)     (0.09)         (0.50)
2004                                 11.21          0.41         (0.07)            0.34         (0.41)     (0.12)         (0.53)

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*     Annualized.

(1)   Per share net investment income amount calculated using average shares.

(2)   Commenced operations on May 3, 2006.

Amounts designated as "--" are either $0 or have been rounded to $0.

Bishop Street Funds                   58

                                      RATIO OF    RATIO OF EXPENSES   RATIO OF NET
NET ASSET             NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT
 VALUE,                 END OF        AVERAGE        NET ASSETS       INCOME (LOSS)  PORTFOLIO
 END OF      TOTAL      PERIOD          NET         EXCLUDING FEE      TO AVERAGE     TURNOVER
 PERIOD     RETURN+      (000)        ASSETS           WAIVERS         NET ASSETS       RATE
---------   ------    -----------   -----------   -----------------   ------------   ---------
  $  8.08   (41.46)%    $  62,237      1.06%            1.29%            (0.19)%        73%
    14.05    10.10        126,384      1.07             1.30             (0.22)         61
    14.84     9.78        142,929      1.06             1.30             (0.23)         53
    14.35    11.52        123,341      1.07             1.31             (0.35)         55
    13.08     9.64         79,168      1.05             1.29             (0.38)         59

  $  6.02   (42.02)%    $  51,859      1.05%            1.30%             0.84%         75%
    10.54     5.24        101,342      1.05             1.31              0.38          65
    10.62     6.63        102,850      1.05*            1.32*             0.64*         51

  $ 10.56     8.53%     $ 121,976      0.76%            1.10%             4.22%         28%
    10.15     6.67        136,223      0.76             1.11              4.38          26
     9.94     2.96        141,448      0.76             1.12              4.12          41
    10.06     2.00        141,439      0.76             1.13              3.82          45
    10.33     3.41        157,170      0.76             1.11              3.68          45

  $ 10.05    (1.02)%    $ 130,807      0.55%            0.92%             3.91%         36%
    10.56     2.47        144,828      0.55             0.93              3.92          25
    10.77     4.42        138,333      0.55             0.93              3.99          47
    10.77     2.51        145,213      0.55             0.93              3.97          41
    11.02     3.36        148,575      0.55             0.92              3.97          40

  $ 10.05    (1.27)%    $  23,707      0.80%            1.17%             3.66%         36%
    10.56     2.21         29,115      0.80             1.18              3.67          25
    10.77     4.16         30,421      0.80             1.18              3.74          47
    10.77     2.25         31,515      0.80             1.18              3.72          41
    11.02     3.10         30,484      0.80             1.17              3.72          40

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     59               www.bishopstreetfunds.com

Bishop Street Funds
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the years ended December 31,

                                                                                                DIVIDENDS AND
                                                   INVESTMENT ACTIVITIES                      DISTRIBUTIONS FROM
                                               ----------------------------       TOTAL      ---------------------
                                  NET ASSET        NET        NET REALIZED     INVESTMENT                                 TOTAL
                                   VALUE,      INVESTMENT    AND UNREALIZED    ACTIVITIES        NET                    DIVIDENDS
                                  BEGINNING      INCOME      GAIN (LOSS) ON       FROM       INVESTMENT    CAPITAL         AND
                                  OF PERIOD    (LOSS) (1)     INVESTMENTS      OPERATIONS      INCOME       GAINS     DISTRIBUTIONS
                                  ---------    ----------    --------------    ----------    ----------    -------    -------------
GOVERNMENT MONEY MARKET FUND
CLASS I SHARES:
2008                                 $ 1.00       $ 0.02          $  --*         $  0.02       $ (0.02)      $--       $  (0.02)
2007                                   1.00         0.05             --             0.05         (0.05)       --          (0.05)
2006                                   1.00         0.05             --             0.05         (0.05)       --          (0.05)
2005                                   1.00         0.03             --             0.03         (0.03)       --          (0.03)
2004                                   1.00         0.01             --             0.01         (0.01)       --          (0.01)
CLASS A SHARES:
2008                                 $ 1.00       $ 0.02          $  --*         $  0.02       $ (0.02)      $--       $  (0.02)
2007                                   1.00         0.05             --             0.05         (0.05)       --          (0.05)
2006                                   1.00         0.04             --             0.04         (0.04)       --          (0.04)
2005                                   1.00         0.03             --             0.03         (0.03)       --          (0.03)
2004                                   1.00         0.01             --             0.01         (0.01)       --          (0.01)
TREASURY MONEY MARKET FUND
CLASS I SHARES:
2008                                 $ 1.00       $ 0.01          $  --*         $  0.01       $ (0.01)      $--       $  (0.01)
2007                                   1.00         0.04             --             0.04         (0.04)       --*         (0.04)
2006                                   1.00         0.04             --             0.04         (0.04)       --          (0.04)
2005                                   1.00         0.03             --             0.03         (0.03)       --          (0.03)
2004                                   1.00         0.01             --             0.01         (0.01)       --          (0.01)

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*     Amount represents less than $0.01.

(1)   Per share net investment income amount calculated using average shares.

(2) The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the adviser's voluntary expense limitation, the ratio would have been .50% for Class I shares and .75% for Class A shares, for fiscal year ended 2008.

(3) The Ratio of Expenses to Average Net Assets includes the impact of a yield floor waiver which is included in Shareholder Servicing Fees waivers on the statement of operations. If this expense were not waived, the ratio would have been .44%, for fiscal year ended 2008.

Amounts designated as "--" are either $0 or have been rounded to $0.

Bishop Street Funds                   60

                                      RATIO OF    RATIO OF EXPENSES   RATIO OF NET
NET ASSET             NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT
 VALUE,                 END OF        AVERAGE        NET ASSETS          INCOME
 END OF      TOTAL      PERIOD          NET         EXCLUDING FEE      TO AVERAGE
 PERIOD     RETURN+      (000)         ASSETS          WAIVERS         NET ASSETS
---------   -------   -----------   -----------   -----------------   ------------
$ 1.00       2.18%       $ 164,165     0.51%(2)         0.88%            2.19%
  1.00       4.86          179,725     0.50             0.86             4.75
  1.00       4.63          159,044     0.50             0.86             4.55
  1.00       2.78          170,455     0.50             0.87             2.73
  1.00       0.92          167,910     0.50             0.84             0.90

$ 1.00       1.93%       $  60,446     0.76%(2)         1.13%            1.94%
  1.00       4.60           63,568     0.75             1.11             4.50
  1.00       4.37           59,212     0.75             1.11             4.33
  1.00       2.53           35,530     0.75             1.12             2.60
  1.00       0.67           17,824     0.75             1.09             0.65

$ 1.00       1.37%       $  79,967     0.43%(3)         0.87%            1.49%
  1.00       4.49          147,512     0.44             0.88             4.38
  1.00       4.51          158,364     0.44             0.87             4.39
  1.00       2.62          223,614     0.44             0.87             2.61
  1.00       0.91          208,153     0.44             0.84             0.89

The accompanying notes are an integral part of the financial statements.

December 31, 2008                     61               www.bishopstreetfunds.com

Bishop Street Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2008

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.  ORGANIZATION

      The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of six funds (each a Fund, collectively the "Funds") which includes the Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Government Money Market Fund (formerly Money Market Fund), and the Treasury Money Market Fund. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

      The Funds' investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Bishop Street Funds                   62

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Funds' Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      Investment securities held by the Government Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

      In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

      - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

      - Level 2 -- Quoted prices which are not in active markets, or inputs that are observable (either directly or indirectly) for substantially similar assets.

      - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

      As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets

December 31, 2008                     63              www.bishopstreetfunds.com

Bishop Street Funds

forth information about the level within the fair value hierarchy at which the Fund's investments are measured at December 31, 2008:

INVESTMENTS IN SECURITIES                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
----------------------------             -------   ---------   -------    --------
Strategic Growth Fund                    $61,844   $      --   $    --    $ 61,844
Large Cap Core Equity Fund                64,758          --        --      64,758
High Grade Income Fund                    13,794     120,045        --     133,839
Hawaii Municipal Bond Fund                 1,146     150,737        --     151,883
Government Money Market Fund              16,700     207,970        --     224,670
Treasury Money Market Fund                50,000      29,912        --      79,912

Security Transactions and Investment Income

      Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis and dividend income is recorded on ex-dividend date.

      Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the scientific interest method, which approximates the effective interest method. The Government Money Market and Treasury Money Market Funds use the straight line method.

Repurchase Agreements

      In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Classes

      Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Bishop Street Funds                   64

Dividends and Distributions to Shareholders

      The Strategic Growth and Large Cap Core Equity Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, Government Money Market and Treasury Money Market Funds. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Illiquid Securities

      Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At December 31, 2008, there were no illiquid securities held by the Funds.

Front-End Sales Commission

      Front-End sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Hawaii Municipal Bond Fund. Front-end sales commissions are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2008 the Hawaii Municipal Bond Fund retained $25 in front-end sales commissions from the sales of Class A shares imposed on redemptions by shareholders.

Cash Overdraft Charges

      Per the terms of an informal agreement with Union Bank of California, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of 110% of the current Fed funds rate. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2008, there were overdraft charges in the amount of $3 for the Government Money Market Fund and $1 for the Treasury Money Market Fund.

3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT

      Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Large Cap Core Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Government Money Market and Treasury Money Market Funds (collectively, the "Money Market Funds"). The Adviser has voluntarily agreed to waive a portion of its

December 31, 2008                     65               www.bishopstreetfunds.com

Bishop Street Funds

advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The voluntary expense limitations are as follows: Strategic Growth Fund (Class I) 1.07%, Large Cap Core Equity Fund (Class I) 1.05%, High Grade Income Fund (Class I) 0.76%, Hawaii Municipal Bond Fund (Class I) 0.55%, Hawaii Municipal Bond Fund (Class A) 0.80%, Government Money Market Fund (Class I) 0.50%, Government Money Market Fund (Class A) 0.75% and Treasury Money Market Fund (Class I) 0.44%. These fees and waivers are labeled on the Statement of Operations as "Investment Adviser Fees."

      BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.

      Fischer Francis Trees & Watts, Inc. ("FFTW") serves as the investment sub-adviser for the Treasury and Government Money Market Funds, pursuant to a sub-adviser agreement dated December 15, 2006 as approved by shareholders on December 15, 2006. FFTW is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

      Lotsoff Capital Management ("Lotsoff") serves as the investment sub-adviser for the Large Cap Core Equity Fund pursuant to a sub-adviser agreement dated April 28, 2006. Lotsoff is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.24% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $1 billion and 0.20% of the average daily net assets of the Large Cap Core Equity Fund in excess of, and including $1 billion.

      Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are disclosed on the Statement of Operations as "Custodian Fees."

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

      Pursuant to an administration agreement dated January 27, 1995 (the "Agreement"), SEI Investments Global Funds Services ("GFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to keep operating expenses at or below certain percentages of the

Bishop Street Funds                   66
respective average daily net assets. These fees and waivers are labeled as "Administrative Fees" on the Statement of Operations.

      Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as "Transfer Agent Fees."

      SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan (the "Plan") on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares. This fee is disclosed as "Distribution Fees, Class A" in the Hawaii Municipal Bond Fund on the Statement of Operations.

      The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. Additionally, SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee in order to limit the one-day net income yield of the Government Money Market Fund, and the Treasury Money Market Fund to not less than 0.0015% of the average daily net assets. These fees and waivers are represented as "Shareholder Servicing Fees" on the Statement of Operations.

      Certain ministerial officers of the Trust are also ministerial officers of the Administrator. Such officers are paid no fees by the Trust.

5. TRANSACTIONS WITH AFFILIATES

      Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

December 31, 2008                    67                www.bishopstreetfunds.com

Bishop Street Funds

      A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as "Chief Compliance Officer Fees."

6. SECURITIES LENDING

      The Fund may lend securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It's the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2008, four counterparties held 94.13% of the total securities on loan of the Large Cap
Core Equity Fund and six counterparties held 87.20% of the total securities on loan of the High Grade Income Fund.

7. INVESTMENT TRANSACTIONS

      The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2008 are presented below for the Funds.

                               Strategic      Large      High Grade     Hawaii
                                 Growth      Cap Core      Income     Municipal
                                  Fund     Equity Fund      Fund      Bond Fund
                               ---------   -----------   ----------   ---------
Purchases
  U.S. Government Securities   $      --   $        --   $   16,756   $      --
  Other                           69,402        58,900       18,515       8,235

Bishop Street Funds                   68

                               Strategic      Large      High Grade      Hawaii
                                 Growth     Cap Core       Income      Municipal
                                  Fund     Equity Fund      Fund       Bond Fund
                               ---------   -----------   ----------   ---------
Sales and Maturities
  U.S. Government Securities   $      --   $        --   $   24,543   $       --
  Other                           82,866        68,270       24,770       69,484

8. TREASURY GUARANTEE PROGRAM

      The Bishop Street Government Money Market Fund ("Government Fund"), with the approval of the Board of Trustees of Bishop Street Funds, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Treasury has accepted the Government Fund application to participate in the Program and has entered into a Guarantee Agreement with the Government Fund dated September 19, 2008.

      Under the Program, the Treasury will guarantee the share price of shares of the Government Fund outstanding as of September 19, 2008 at $1.00 per share if the Government Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

      - For each shareholder of the Government Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Government Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Government Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Government Fund on September 19, 2008.

      - The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Government Fund at the time of a Guarantee Event (currently approximately $50 billion).

      - Recovery under the Program requires the Government Fund to liquidate.

      - In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

      The initial term of the Program expired on December 18, 2008. The Program was extended through April 30, 2009 at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund was required to pay a participation fee of $22. The cost of participating in the Program was borne by the Fund, and is not subject to any expense limitation or

December 31, 2008                    69                www.bishopstreetfunds.com

Bishop Street Funds

reimbursement agreement. Participation in any extension of the Program would have required payment of an additional fee. The Fund has elected not to participate in the extension of the Program beyond the initial term, which expired December 18, 2008.

9. FEDERAL TAX INFORMATION

      It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

      On November 1, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

      The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Fund's financial statements, and therefore the Funds did not record any tax expense in the current period. If the Funds were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties.

      The Funds file U. S. federal income tax returns. While the statute of limitations remains open to examine the Fund's U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

      The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Bishop Street Funds                   70

      Accordingly, the following permanent differences, primarily attributable to paydown gains and losses net operating losses, REIT adjustments, and distributions have been reclassified:

                                                      Undistributed     Accumulated      Paid
                                                      Net Investment    Net Realized      in
                                                          Income            Loss        Capital
                                                     ---------------    ------------    -------
Strategic Growth Fund                                     $ 179          $  --          $(179)
Large Cap Core Equity Fund                                    6             (5)            (1)
High Grade Income Fund                                       (4)             4             --
Treasury Money Market Fund                                   22            (22)            --

      These reclassifications had no effect on net assets or net asset value per share.

      The tax character of dividends and distributions declared during the years ended December 31, 2008 and 2007 were as follows:

                                          Ordinary    Tax Exempt     Long-Term
                                           Income       Income      Capital Gain     Total
                                          --------    ----------    ------------    -------
Strategic Growth Fund
  2008                                    $     --       $    --       $  1,792     $ 1,792
  2007                                       1,827            --         16,642      18,469
Large Cap Core Equity Fund
  2008                                    $    663       $    --       $    405     $ 1,068
  2007                                       4,190            --          1,777       5,967
High Grade Income Fund
  2008                                    $  5,571       $    --       $     --     $ 5,571
  2007                                       5,901            --             --       5,901
Hawaii Municipal Bond Fund
  2008                                    $     --       $ 6,367       $     --     $ 6,367
  2007                                         181         6,697            647       7,525
Government Money Market Fund
  2008                                    $  4,965       $    --       $     --     $ 4,965
  2007                                      10,658            --             --      10,658
Treasury Money Market Fund
  2008                                    $  1,908       $    --       $     --     $ 1,908
  2007                                       7,119            --             --       7,119

December 31, 2008                     71               www.bishopstreetfunds.com

Bishop Street Funds

      As of December 31, 2008, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                              Large Cap                            Government   Treasury
                                  Strategic     Core      High Grade     Hawaii       Money      Money
                                    Growth     Equity       Income     Municipal     Market      Market
                                     Fund       Fund         Fund      Bond Fund      Fund        Fund
                                  ---------   ---------   ----------   ---------   ----------   --------
Undistributed net
  investment income               $      --   $      --     $    --     $      --       $  --     $ 81
Undistributed tax-
  exempt income                          --          --          --             1          --       --
Capital loss
  carryforwards                        (839)     (5,569)       (983)         (410)        (14)      --
Post-October losses                  (2,317)     (2,267)         --            --          --       --
Unrealized appreciation
  (depreciation)                    (22,285)    (26,729)      7,444        (5,671)         --       --
                                  ---------   ---------     -------     ---------       -----     ----
Total Distributable Earnings
  (Accumulated Losses)            $ (25,441)  $ (34,565)    $ 6,461     $  (6,080)      $ (14)    $ 81
                                  =========   =========     =======     =========       =====     ====

      Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

      For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

                                           Large     High                Government
                             Strategic   Cap Core    Grade    Hawaii       Money
                               Growth     Growth    Income   Municipal     Market
                                Fund       Fund      Fund    Bond Fund      Fund
                             ---------   --------   ------   ---------   ----------
Dec. 2009                    $   --        $     --   $   --   $  --        $ 11
Dec. 2013                        --              --       --      --           3
Dec. 2014                        --              --      642      --          --
Dec. 2015                        --              --      316      --          --
Dec. 2016                       839           5,569       25     410          --
                             ------        --------   ------   -----        ----
Total                        $  839        $  5,569   $  983   $ 410        $ 14
                             ======        ========   ======   =====        ====


      During the year ended December 31, 2008, the Government Money Market utilized capital loss carryforwards of $5 to offset realized capital gains.

Bishop Street Funds                   72

      The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Large Cap Core Equity, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2008 were as follows:

                                        Strategic    Large Cap    High Grade     Hawaii
                                         Growth        Core         Income     Municipal
                                          Fund      Equity Fund      Fund      Bond Fund
                                        ---------   -----------   ----------   ---------
Federal Tax Cost                        $  84,129   $    91,487   $  126,395   $ 157,554
                                        ---------   -----------   ----------   ---------
Gross Unrealized Appreciation               3,611           782        8,949       2,144
Gross Unrealized Depreciation             (25,896)      (27,511)      (1,505)     (7,815)
                                        ---------   -----------   ----------   ---------
Net Unrealized Appreciation
  (Depreciation)                        $ (22,285)  $   (26,729)  $    7,444   $  (5,671)
                                        =========   ===========   ==========   =========

10. RISKS

      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities.

      Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases.

      The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

December 31, 2008                    73                www.bishopstreetfunds.com

Bishop Street Funds

     In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

     Due to volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of December 31, 2008 and do not reflect any market events after December 31, 2008.

11. LINE OF CREDIT

     The Funds entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank of California, N.A. (the "Bank") which expires June 11, 2009. The proceeds from the borrowings shall be used to finance the Funds short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Bank current reference rate minus 1%. As of December 31, 2008 the Funds had no borrowings outstanding. For the year ended December 31, 2008, the Funds had borrowings costs of $5 for the Strategic Growth Fund, $3 for the Large Cap Core Equity Fund, and $1 for the Hawaii Municipal Bond Fund over a period of 86 days at a weighted average interest rate of 3.86%.

12. OTHER

     At December 31, 2008, the percentage of total shares outstanding held by shareholders for each Fund, which comprised an omnibus account that was held on behalf of several individual shareholders, was as follows:

                                                    Number of    % of Outstanding
                                                  Shareholders         Shares
                                                  ------------   ----------------
Strategic Growth Fund, Class I Shares                   1             93.09%
Large Cap Core Equity Fund, Class I Shares              1             95.81
High Grade Income Fund, Class I Shares                  1             95.18
Hawaii Municipal Bond Fund, Class I Shares              1             91.00
Hawaii Municipal Bond Fund, Class A Shares              1             29.97
Government Money Market Fund, Class I Shares            1             91.71
Government Money Market Fund, Class A Shares            1             99.36
Treasury Money Market Fund, Class I Shares              1             99.71

13. SUBSEQUENT EVENT

    Effective January 30, 2009, the Government Money Market Fund and Treasury Money Market Fund no longer invest in repurchase agreements.

Bishop Street Funds                   74

Bishop Street Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Government Money Market Fund and Treasury Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2009

December 31, 2008                    75                www.bishopstreetfunds.com

Bishop Street Funds
DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

Bishop Street Funds                    76


                                          Beginning     Ending                  Expenses
                                           Account     Account     Annualized    Paid
                                            Value       Value       Expense     During
                                           7/1/08     12/31/08       Ratios     Period*
                                         ----------   ----------   ----------   --------
Strategic Growth Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $   670.90      1.04%     $  4.37
   HYPOTHETICAL 5% RETURN                  1,000.00     1,019.91      1.04         5.28
Large Cap Core Equity Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $   657.10      1.05%     $  4.37
   HYPOTHETICAL 5% RETURN                  1,000.00     1,019.86      1.05         5.33
High Grade Income Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $ 1,070.30      0.76%     $  3.96
   HYPOTHETICAL 5% RETURN                  1,000.00     1,021.32      0.76         3.86
Hawaii Municipal Bond Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $   994.30      0.55%     $  2.76
   HYPOTHETICAL 5% RETURN                  1,000.00     1,022.37      0.55         2.80
Hawaii Municipal Bond Fund -- Class A
   ACTUAL FUND RETURN                    $ 1,000.00   $   993.00      0.80%     $  4.01
   HYPOTHETICAL 5% RETURN                  1,000.00     1,021.11      0.80         4.06
Government Money Market Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $ 1,008.00      0.52%     $  2.62
   HYPOTHETICAL 5% RETURN                  1,000.00     1,022.52      0.52         2.64
Government Money Market Fund -- Class A
   ACTUAL FUND RETURN                    $ 1,000.00   $ 1,006.70      0.77%     $  3.88
   HYPOTHETICAL 5% RETURN                  1,000.00     1,021.27      0.77         3.91
Treasury Money Market Fund -- Class I
   ACTUAL FUND RETURN                    $ 1,000.00   $ 1,004.20      0.42%     $  2.12
   HYPOTHETICAL 5% RETURN                  1,000.00     1,023.03      0.42         2.14

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

December 31, 2008                      77              www.bishopstreetfunds.com

Bishop Street Funds
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (unaudited)

      For shareholders that do not have a December 31, 2008 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2008 tax year end, please consult your tax adviser as to the pertinence of this notice.

                                            (A)*             (B)*
                                         LONG TERM         ORDINARY          (C)*
                                       CAPITAL GAINS        INCOME           TAX
                                       DISTRIBUTIONS     DISTRIBUTIONS      EXEMPT
FUND                                    (TAX BASIS)       (TAX BASIS)      INTEREST
----------------------------           -------------     -------------     --------
Strategic Growth Fund                       100%                 0%            0%
Large Cap Core Equity Fund                   38%                62%            0%
High Grade Income Fund                        0%               100%            0%
Hawaii Municipal Bond Fund                    0%                 0%          100%
Government Money Market Fund                  0%               100%            0%
Treasury Money Market Fund                    0%               100%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions" (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds                   78

    For the fiscal year ended December 31, 2008, each fund has designated the following items with regard to distributions paid during the year:

                    (E)
                 DIVIDENDS
                QUALIFYING
     (D)            FOR                                                 (I)
   (A+B+C)       CORPORATE       (F)         (G)           (H)       SHORT-TERM
    TOTAL        DIVIDENDS   QUALIFYING     U.S.        INTEREST      CAPITAL
DISTRIBUTIONS   RECEIVABLE    DIVIDEND   GOVERNMENT     RELATED         GAIN
 (TAX BASIS)   DEDUCTION(1)  INCOME(2)   INTEREST(3)  DIVIDENDS(4)  DIVIDENDS(5)
-------------  ------------  ----------  -----------  ------------  ------------
     100%           0%           0%          0%            0%           0%
     100%         100%         100%          0%            0%           0%
     100%           0%           0%         36%           96%           0%
     100%           0%           0%          0%          100%           0%
     100%           0%           0%          7%          100%           0%
     100%           0%           0%         55%          100%         100%

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* Items (A), (B) and (C) are based on the percentage of each fund's total distribution.

December 31, 2008                      79              www.bishopstreetfunds.com

Bishop Street Funds
BOARD OF TRUSTEES AND OFFICERS

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term

                                                    TERM OF
                              POSITION(S)         OFFICE AND
NAME, ADDRESS,                HELD WITH           LENGTH OF
    AGE(1)                    THE TRUST         TIME SERVED(2)
----------------------       ------------       --------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER               Chairman          (Since 1998)
62 yrs. old                  of the Board
                              of Trustees

WILLIAM M. DORAN                Trustee          (Since 2006)
1701 Market Street
Philadelphia, PA 19103
68 yrs. old

Bishop Street Funds                    80

                                                                     (unaudited)

is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2008.

                                           NUMBER OF
                                          PORTFOLIOS
                                          IN BISHOP
                                         STREET FUNDS
       PRINCIPAL OCCUPATION(S)           OVERSEEN BY            OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS              BOARD MEMBER           HELD BY BOARD MEMBER(3)
--------------------------------------   ------------   --------------------------------------
Currently performs various services on        6         Trustee of The Advisors' Inner Circle
behalf of SEI Investments for which                     Fund, The Advisors' Inner Circle
Mr. Nesher is compensated.                              Fund II, SEI Asset Allocation Trust,
                                                        SEI Daily Income Trust, SEI
                                                        Institutional International Trust,
                                                        SEI Institutional Investments Trust,
                                                        SEI Institutional Managed Trust, SEI
                                                        Liquid Asset Trust, SEI Tax Exempt
                                                        Trust, and SEI Alpha Strategy
                                                        Portfolios, L.P., Director of SEI
                                                        Global Master Fund, plc, SEI Global
                                                        Assets Fund, plc, SEI Global
                                                        Investments Fund, plc, SEI
                                                        Investments Global, Limited, SEI
                                                        Investments - Global Fund Services,
                                                        Limited, SEI Investments (Europe),
                                                        Limited, SEI Investments - Unit Trust
                                                        Management (UK), Limited, SEI Global
                                                        Nominee Ltd., SEI Opportunity Fund,
                                                        L.P., SEI Structured Credit Fund,
                                                        L.P., and SEI Multi-Strategy Funds
                                                        plc.

Self-employed consultant since 2003.          6         Trustee of The Advisors' Inner
Partner, Morgan, Lewis & Bockius LLP                    Circle Fund, The Advisors' Inner
(law firm) from 1976-2003, counsel to                   Circle Fund II, SEI Asset
the  Trust, SEI, SIMC, the                              Allocation Trust, SEI Daily
Administrator and the Distributor.                      Income Trust, SEI Institutional
Secretary of SEI since 1978.                            International Trust, SEI
                                                        Institutional Investments Trust,
                                                        SEI Institutional Managed Trust,
                                                        SEI Liquid Asset Trust and SEI
                                                        Tax Exempt Trust, and SEI Alpha
                                                        Strategy Portfolios, LP.,
                                                        Director of SEI since 1974.
                                                        Director of the Distributor since
                                                        2003. Director of SEI Investments
                                                        - Global Fund Services, Limited,
                                                        SEI Investments Global, Limited,
                                                        SEI Investments (Europe),
                                                        Limited, SEI Investments (Asia),
                                                        Limited, SEI Asset Korea Co.,
                                                        Ltd.

December 31, 2008                      81              www.bishopstreetfunds.com

Bishop Street Funds

                                                       TERM OF
                                POSITION(S)          OFFICE AND
NAME, ADDRESS,                   HELD WITH            LENGTH OF
    AGE(1)                       THE TRUST          TIME SERVED(2)
----------------------          -----------         -------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                   Trustee            (Since 2006)
77 yrs. old

GEORGE J. SULLIVAN, JR.           Trustee            (Since 2006)
66 yrs. old

BETTY L. KRIKORIAN                Trustee            (Since 2006)
65 yrs. old

CHARLES E. CARLBOM                Trustee            (Since 2006)
74 yrs. old

Bishop Street Funds              82

                                                                     (unaudited)

                                          NUMBER OF
                                          PORTFOLIOS
                                          IN BISHOP
                                         STREET FUNDS
         PRINCIPAL OCCUPATION(S)          OVERSEEN BY           OTHER DIRECTORSHIPS
          DURING PAST 5 YEARS            BOARD MEMBER          HELD BY BOARD MEMBER(3)
--------------------------------------   ------------   -----------------------------------------
Attorney, solo practitioner since             6         Trustee of The Advisors' Inner Circle
1994. Partner, Dechert Price & Rhoads                   Fund, The Advisors' Inner Circle
(law firm) September 1987-December                      Fund II, Massachusetts Health and
1993.                                                   Education Tax-Exempt Trust, U.S.
                                                        Charitable Gift Trust, SEI Asset
                                                        Allocation Trust, SEI Daily Income
                                                        Trust, SEI Institutional International
                                                        Trust, SEI Institutional Investments
                                                        Trust, SEI Institutional Managed
                                                        Trust, SEI Liquid Asset Trust, SEI Tax
                                                        Exempt Trust, and SEI Alpha Strategy
                                                        Portfolios, L.P.

Self-Employed consultant, Newfound            6         Trustee of The Advisors' Inner Circle
Consultants, Inc. since April 1997.                     Fund, The Advisors' Inner Circle
                                                        Fund II, State Street Navigator
                                                        Securities Lending Trust, SEI Asset
                                                        Allocation Trust, SEI Daily Income
                                                        Trust, SEI Institutional International
                                                        Trust, SEI Institutional Investments
                                                        Trust, SEI Institutional Managed
                                                        Trust, SEI Liquid Asset Trust, SEI Tax
                                                        Exempt Trust, and SEI Alpha Strategy
                                                        Portfolios, L.P., Director of SEI
                                                        Opportunity Fund, L.P., and SEI
                                                        Structured Credit Fund, L.P.

Vice President Compliance, AARP               6         Trustee of The Advisors' Inner Circle
Financial Inc. since September 2008.                    Fund and The Advisors' Inner Circle
Self-Employed Legal and Financial                       Fund II.
Services Consultant since 2003.
In-house counsel, State Street Bank
Global Securities and Cash Operations
from 1995 to 2003.

Self-Employed Business Consultant,            6         Director, Crown Pacific, Inc. and Trustee
Business Project Inc. since 1997.                       of The Advisors' Inner Circle Fund and
CEO and President, United Grocers Inc.                  The Advisors' Inner Circle Fund II.
from 1997 to 2000.

December 31, 2008                      83              www.bishopstreetfunds.com

Bishop Street Funds

                                                                  TERM OF
                                         POSITION(S)             OFFICE AND
      NAME, ADDRESS,                      HELD WITH              LENGTH OF
          AGE(1)                          THE TRUST             TIME SERVED(2)
-------------------------            ---------------------      --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON                        Trustee              (Since 2006)
66 yrs. old

JOHN K. DARR                               Trustee              (Since 2008)
64 yrs. old

OFFICERS

PHILLIP T. MASTERSON                      President             (Since 2008)
44 yrs. old

MICHAEL LAWSON                       Treasurer, Controller      (Since 2005)
48 yrs. old                               and Chief
                                       Financial Officer

RUSSELL EMERY                          Chief Compliance         (Since 2006)
46 yrs. old                                Officer

JOSEPH M. GALLO                         Vice President          (Since 2007)
35 yrs. old                             and Secretary

Bishop Street Funds                    84

                                                                     (unaudited)

                                          NUMBER OF
                                          PORTFOLIOS
                                          IN BISHOP
                                         STREET FUNDS
        PRINCIPAL OCCUPATION(S)           OVERSEEN BY            OTHER DIRECTORSHIPS
          DURING PAST 5 YEARS            BOARD MEMBER           HELD BY BOARD MEMBER(3)
--------------------------------------   ------------   -----------------------------------------
Private Investor since 1994.                  6         Trustee of The Advisors' Inner Circle
                                                        Fund, The Advisors' Inner Circle Fund II,
                                                        SEI Asset Allocation Trust, SEI Daily
                                                        Income Trust, SEI Institutional
                                                        International Trust, SEI Institutional
                                                        Investments Trust, SEI Institutional
                                                        Managed Trust, SEI Liquid Asset Trust,
                                                        SEI Tax Exempt Trust, and SEI Alpha
                                                        Strategies Portfolios, L.P.

CEO, Office of Finance, FHL Banks                       Director of Federal Home Loan Bank
from 1992 to 2007.                                      of Pittsburgh and Manna, Inc. and
                                                        Trustee of The Advisors' Inner Circle
                                                        Fund and The Advisors' Inner Circle
                                                        Fund II.

Managing Director of SEI Investments          N/A                       N/A
since 2006, Vice President and
Assistant Secretary of the
Administration from 2004 to 2006.
General Counsel of Citco Mutual
Fund Services from 2003 to 2004. Vice
President and Associate Counsel for
the Oppenheimer Funds from 2001-2003.

Director, SEI Investments, Fund                N/A                      N/A
Accounting since July 2005. Manager,
SEI Investments AVP from April 1995
to February 1998 and November 1998 to
July 2005.

Director of Investment Product                 N/A                      N/A
Management and Development at SEI
Investments since February 2003.
Senior Investment Analyst, Equity
team at SEI Investments from March
2000 to February 2003.

Corporate Counsel of SEI since 2007;           N/A                      N/A
Associate Counsel, ICMA Retirement
Corporation, 2004-2007; Federal
Investigator, U.S. Department of
Labor, 2002-2004; U.S. Securities and
Exchange Commission - Department of
Investment Management, 2003.

December 31, 2008                     85               www.bishopstreetfunds.com

BISHOP STREET FUNDS

                                                               TERM OF
                                  POSITION(S)                OFFICE AND
   NAME, ADDRESS,                 HELD WITH                  LENGTH OF
        AGE(1)                    THE TRUST                 TIME SERVED(2)
-----------------------   ----------------------------   ------------------
OFFICERS (CONTINUED)

CAROLYN F. MEAD                Vice President              (Since 2007)
51 yrs. old                    and Secretary

JAMES NDIAYE                   Vice President and          (Since 2005)
40 yrs. old                   Assistant Secretary

TIMOTHY D. BARTO          Assistant Vice President and     (Since 2000)
40 yrs. old                    Assistant Secretary

ANDREW S. DECKER                 AML Officer               (Since 2008)
45 yrs. old


(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

Bishop Street Funds                   86

                                                                     (unaudited)

                                                          NUMBER OF
                                                         PORTFOLIOS
                                                          IN BISHOP
                                                        STREET FUNDS
      PRINCIPAL OCCUPATION(S)                             OVERSEEN BY      OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS                             BOARD MEMBER       HELD BY BOARD MEMBER(3)
--------------------------------------------------   -------------------   -----------------------
Corporate Counsel of SEI since 2007;                           N/A                   N/A
Associate, Stradley, Ronon, Steven & Young
2004-2007; Counsel, ING Variable Annuities,
1999-2002.

Employed by SEI Investments Company                            N/A                   N/A
since 2004. Vice President, Deutsche
Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius LLP
from 2000-2003. Counsel, Assistant Vice
President, ING Variable Annuities
Group from 1999-2000.

General Counsel, Vice President and Assistant                  N/A                   N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert
(law firm) from 1997-1999; Associate, Richter,
Miller & Finn (law firm) from 1994-1997.

Compliance Officer and Product Manager,                        N/A                   N/A
of SEI 2005-2008. Vice President, Old Mutual
Capital 2000-2005. Operations Director, Prudential
Investments, 1998-2000.


(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

December 31, 2008                     87              www.bishopstreetfunds.com

Bishop Street Funds                                                 (unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS IN RE-APPROVING THE SUB-ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of the Bishop Street Funds (the "Trust") must annually review and re-approve the existing Sub-Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Sub-Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Sub-Adviser. The Trustees use this information, as well as other information that the Sub-Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Sub-Advisory Agreement for an additional year.

Prior to this year's meeting held on November 11-12, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the investment performance of the Funds and the Sub-Adviser;
(iii) the costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Sub-Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Sub-Adviser's fees and other aspects of the Sub-Advisory Agreement. Among other things, the representatives presented an overview of the Sub-Adviser, discussing the Sub-Adviser's client base, investment philosophy and investment process, and reviewed the upcoming transition of the Money Market Fund's investment strategy in response to industry developments in the credit markets. The Trustees then discussed the written materials that the Board received before the meeting and the Sub-Adviser's oral presentation and the other information that the Board received at the meeting, and

Bishop Street Funds                   88

                                                                    (unaudited)

deliberated on the renewal of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Sub-Adviser and the re-approval of the Sub-Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER

In considering the nature, extent and quality of the services provided by the Sub-Adviser, the Board reviewed the portfolio management services provided by the Sub-Adviser to the Funds, including the quality and continuity of the Sub-Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Sub-Adviser was provided to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Sub-Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Sub-Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE SUB-ADVISER

The Board was provided with information regarding each Fund's performance over various periods, as well as information regarding each Fund's performance since its inception. The Board also compared each Fund's performance to its benchmark index and other similar mutual funds over various periods of time. The Sub-Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, focusing on the Sub-Adviser's investment approach with respect to each Fund, Fund holdings and general economic factors. Based on this information, the Board concluded that each Fund's performance was comparable to its peer group, and was overall satisfied with the investment results that the Sub-Adviser had been able to achieve for the Funds.

December 31, 2008                     89              www.bishopstreetfunds.com

Bishop Street Funds                                                 (unaudited)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the fees paid to the Sub-Adviser by the adviser and the costs and other expenses incurred by the Sub-Adviser in providing advisory services. The Sub-Adviser's representatives then discussed the profits realized by the Sub-Adviser from its relationship with the Funds. The Trustees considered the information provided and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by each Fund to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations, appeared reasonable in light of the services rendered and, after waivers, were comparable to the average advisory fees paid by similarly managed mutual funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Funds.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Sub-Advisory Agreement are fair and reasonable; (b) concluded that the Sub-Adviser's fees are reasonable in light of the services that the Sub-Adviser provides to the Funds; and (c) agreed to renew the Sub-Advisory Agreement for another year.

Bishop Street Funds                   90

                                      NOTES

                                      NOTES

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64121

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94101

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103

                           (BISHOP STREET FUNDS LOGO)

       FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                          OR YOUR INVESTMENT SPECIALIST
                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

(BISHOP STREET FUNDS LOGO) BISHOP STREET FUNDS
                           P.O. BOX 219721
                           KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1400

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $103,140            N/A               N/A             $109,200            N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
    (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            -------------------------- ----------------- ----------------
                                             2008             2007
            -------------------------- ----------------- ----------------
             Audit-Related Fees               N/A              N/A
            -------------------------- ----------------- ----------------
             Tax Fees                         N/A              N/A
            -------------------------- ----------------- ----------------
             All Other Fees                   N/A              N/A
            -------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2008 and 2007, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Bishop Street Funds


By (Signature and Title)*                    /s/ Philip T. Masterson
                                             -----------------------
                                             Philip T. Masterson, President


Date:  March 9, 2009



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Philip T. Masterson
                                             -----------------------
                                             Philip T. Masterson, President


Date:  March 9, 2009


By (Signature and Title)*                    /s/ Michael Lawson
                                             ------------------
                                             Michael Lawson
                                             Controller & CFO
Date:  March 9, 2009

* Print the name and title of each signing officer under his or her signature.